AS FILED WITH THE SEC ON ________.                   REGISTRATION NO.  333-64957


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO

                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2
                            ----------------------

                    PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                             (Exact Name of Trust)

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              (Name of Depositor)

                               751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                                (800) 778-2255
         (Address and telephone number of principal executive offices)
                             ---------------------

                               THOMAS C. CASTANO
                              ASSISTANT SECRETARY
                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                    (Name and address of agent for service)

                                   Copy to:
                               JEFFREY C. MARTIN
                                SHEA & GARDNER
                        1800 MASSACHUSETTS AVENUE, N.W.
                            Washington, D.C. 20036
                             ---------------------


It is proposed that this filing will become effective (check appropriate space):


   [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

   [X] on     April 30, 1999          pursuant to paragraph (b) of Rule 485
          ---------------------------
                   (date)

   [ ] 60 days after filing pursuant to paragraph (a) of Rule 485

   [ ] on _________________________________ pursuant to paragraph (a) of Rule
                     (date)
       485

                             CROSS REFERENCE SHEET
                         (AS REQUIRED BY FORM N-8B-2)




          N-8B-2 ITEM NUMBER          LOCATION
          ------------------          --------

           1.                         Cover Page

           2.                         Cover Page

           3.                         Not Applicable

           4.                         Sale of the Contract and Sales Commissions

           5.                         The Prudential Variable Appreciable
                                      Account

           6.                         The Prudential Variable Appreciable
                                      Account

           7.                         Not Applicable

           8.                         Not Applicable

           9.                         Litigation

           10. Introduction and Summary; Short-Term Cancellation Right, or "Free Look"; Type of Death Benefit; Changing the Type of Death Benefit; Premiums; Contract Date; Allocation of Premiums; Transfers; Dollar Cost Averaging, Auto-Rebalancing; Charges and Expenses; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawals; Increases in Basic Insurance Amount; Decreases in Basic Insurance Amount; Lapse and Reinstatement; When Proceeds are Paid; Riders; Other General Contract Provisions; Voting Rights; Substitution of Fund Shares

           11. Introduction and Summary; The Prudential Variable Appreciable Account

           12. Cover Page; Introduction and Summary; The Funds; Sale of the Contract and Sales Commissions

           13.                        Introduction and Summary; The Funds;
                                      Charges and Expenses; Sale of the Contract and Sales Commissions

           14.                        Introduction and Summary; Requirements for
                                      Issuance of a Contract

           15. Introduction and Summary; Allocation of Premiums; Transfers; Dollar Cost Averaging, Auto-Rebalancing; The Fixed-Rate Option

           16. Introduction and Summary; Detailed Information for Prospective Contract Owners

           17.                        When Proceeds are Paid

         N-8B-2 ITEM NUMBER       LOCATION
         ------------------       --------

                18.               The Prudential Variable Appreciable
                                  Account

                19.               Reports to Contract Owners

                20.               Not Applicable

                21.               Contract Loans

                22.               Not Applicable

                23.               Not Applicable

                24.               Other General Contract Provisions

                25.               The Prudential Variable Appreciable
                                  Account

                26.               Introduction and Summary; The Funds;
                                  Charges and Expenses

                27.               The Prudential Insurance Company of
                                  America; The Funds

                28. The Prudential Insurance Company of America; Directors and Officers

                29.               The Prudential Insurance Company of
                                  America

                30.               Not Applicable

                31.               Not Applicable

                32.               Not Applicable

                33.               Not Applicable

                34.               Not Applicable

                35.               The Prudential Insurance Company of
                                  America

                36.               Not Applicable

                37.               Not Applicable

                38.               Sale of the Contract and Sales Commissions

                39.               Sale of the Contract and Sales Commissions

                40.               Not Applicable

                41.               Sale of the Contract and Sales Commissions

                42.               Not Applicable

                43.               Not Applicable

               N-8B-2 ITEM NUMBER     LOCATION
               ------------------     --------

                      44. Introduction and Summary; The Funds; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary

                      45.             Not Applicable

                      46. Introduction and Summary; The Prudential Variable Appreciable Account; The Funds

                      47.             The Prudential Variable Appreciable
                                      Account; The Funds

                      48.             Not Applicable

                      49.             Not Applicable

                      50.             Not Applicable

                      51.             Not Applicable

                      52.             Substitution of Fund Shares

                      53.             Tax Treatment of Contract Benefits

                      54.             Not Applicable

                      55.             Not Applicable

                      56.             Not Applicable

                      57.             Not Applicable

                      58.             Not Applicable

                      59. Financial Statements: Financial Statements of the Variable Universal Life Subaccounts of the Prudential Variable Appreciable Account; Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries

                                    PART I

                      INFORMATION REQUIRED IN PROSPECTUS

                            Variable Universal Life
                                   Insurance

                                   PROSPECTUS

                                 The Prudential
                          Variable Appreciable Account

                                  MAY 1, 1999
                                  -----------
                                                       [LOGO OF PRUDENTIAL]

PROSPECTUS
MAY 1, 1999
-----------

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

VARIABLE UNIVERSAL LIFE

This prospectus describes a flexible premium variable universal life insurance contract (the "Contract") offered by The Prudential Insurance Company of America ("Prudential"). The Contract provides life insurance coverage with flexible premium payments and a variety of investment options. You must pay an initial premium, after which you can pay premium amounts as desired, as long as sufficient money is in the Contract Fund to cover all charges. Your Contract may lapse without value if your Contract Fund has insufficient value. You may select either of two death benefit types, a fixed death benefit or a variable death benefit. The variable death benefit will vary with the performance of the investment options you select. For each type, there are generally two death benefit guarantees, each of which can be secured by a certain level of premium payments.

You may choose to invest your Contract's premiums and its earnings in the following ways:

 . Invest in one or more of 15 available subaccounts of The Prudential Variable
  Appreciable Account, each of which invests in a corresponding portfolio of the Funds indicated below:

             THE PRUDENTIAL SERIES FUND, INC.  (THE "SERIES FUND")

      Money Market                High Yield Bond         Equity
      Diversified Bond            Stock Index             Prudential Jennison
      Conservative Balanced       Equity Income           Global
      Flexible Managed

AIM VARIABLE INSURANCE FUNDS, INC.    AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
      AIM V.I. Value Fund                   American Century VP Value Fund

        JANUS ASPEN SERIES               MFS(R) VARIABLE INSURANCE TRUST(SM)
         Growth Portfolio                       Emerging Growth Series

                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
                         International Stock Portfolio

 . Invest in the FIXED-RATE OPTION, which pays a guaranteed interest rate.
  Prudential will credit interest daily on any portion of the premium payment that you have allocated to the fixed-rate option at rates periodically declared by Prudential, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 4%.

This prospectus describes the Contract generally and The Prudential Variable Appreciable Account. The attached prospectuses for the Funds and their related statements of additional information describe the investment objectives and the risks of investing in the portfolios. Prudential may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE PRUDENTIAL INSURANCE COMPANY OF AEMRICA
                                751 Broad Street
                         Newark, New Jersey 07102-3777
                           Telephone: (800) 778-2255

                                                                         Revised

                              PROSPECTUS CONTENTS

                                                                                      Page
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS................................    1

INTRODUCTION AND SUMMARY............................................................    2
 Brief Description of the Contract..................................................    2
 Charges............................................................................    2
 Types of Death Benefit.............................................................    5
 Premium Payments...................................................................    5
 Refund.............................................................................    5

GENERAL INFORMATION ABOUT THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,..............    6
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT,........................................    6
AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT....................    6
 The Prudential Insurance Company of America........................................    6
 The Prudential Variable Appreciable Account........................................    6
 The Funds..........................................................................    7
 The Fixed-Rate Option..............................................................    9
 Which Investment Option Should Be Selected?........................................    9

DETAILED INFORMATION FOR............................................................   10
PROSPECTIVE CONTRACT OWNERS.........................................................   10
 Requirements for Issuance of a Contract............................................   10
 Short-Term Cancellation Right or "Free Look".......................................   10
 Type of Death Benefit..............................................................   10
 Changing the Type of Death Benefit.................................................   10
 Premiums...........................................................................   11
 Death Benefit Guarantee............................................................   12
 Contract Date......................................................................   13
 Allocation of Premiums.............................................................   14
 Transfers..........................................................................   14
 Dollar Cost Averaging..............................................................   14
 Auto-Rebalancing...................................................................   15
 Charges and Expenses...............................................................   15
 How a Contract's Cash Surrender Value Will Vary....................................   18
 How a Type A (Fixed) Contract's Death Benefit Will Vary............................   18
 How a Type B (Variable) Contract's Death Benefit Will Vary.........................   19
 Surrender of a Contract............................................................   20
 Withdrawals........................................................................   20
 Increases in Basic Insurance Amount................................................   21
 Decreases in Basic Insurance Amount................................................   22
 When Proceeds Are Paid.............................................................   22
 Living Needs Benefit...............................................................   22
 Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums...   23
 Contract Loans.....................................................................   25
 Sale of the Contract and Sales Commissions.........................................   26
 Tax Treatment of Contract Benefits.................................................   26
 Lapse and Reinstatement............................................................   28
 Legal Considerations Relating to Sex-Distinct Premiums and Benefits................   28
 Other General Contract Provisions..................................................   28
 Riders.............................................................................   29
 Participation in Divisible Surplus.................................................   29
 Voting Rights......................................................................   29
 Substitution of Fund Shares........................................................   30
 Reports to Contract owners.........................................................   30
 State Regulation...................................................................   30
 Experts............................................................................   30
 Litigation.........................................................................   31

                                                                                  Revised
 Year 2000 Compliance...............................................................   31
 Additional Information.............................................................   33
 Financial Statements...............................................................   33

DIRECTORS AND OFFICERS OF PRUDENTIAL................................................   34

FINANCIAL STATEMENTS OF THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL
VARIABLE APPRECIABLE ACCOUNT........................................................   A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND SUBSIDIARIES.................................................   B1

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

ACCUMULATED NET PAYMENTS -- The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, accumulated at an effective annual rate of 4%.

ATTAINED AGE -- The insured's age on the Contract date plus the number of years since then.

BASIC INSURANCE AMOUNT -- The amount of life insurance as shown in the Contract.

CASH SURRENDER VALUE -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and, during the first 10 Contract years, minus the applicable surrender charge.

CONTRACT -- The variable universal life insurance policy described in this prospectus.

CONTRACT ANNIVERSARY -- The same date as the Contract date in each later year.

CONTRACT DATE -- The date the Contract is effective, as specified in the Contract.

CONTRACT DEBT -- The principal amount of all outstanding loans plus any interest we have charged that is not yet due and that we have not yet added to the loan.

CONTRACT FUND -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the subaccounts, the amount invested under the fixed-rate option, and the principal amount of any Contract debt.

CONTRACT OWNER -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

CONTRACT YEAR -- A year that starts on the Contract date or on a Contract anniversary. For any portion of a Contract representing an increase (see page
21), "Contract year" is a year that starts on the effective date of the increase.

DEATH BENEFIT -- The amount we will pay upon the death of the insured before reduction of any Contract debt and amounts needed to pay charges through the date of death.
face amount -- The same as the "basic insurance amount."

FIXED-RATE OPTION -- An investment option under which interest is accrued daily at a rate that Prudential declares periodically, but not less than an effective annual rate of 4%.

FUNDS -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

LIFETIME DEATH BENEFIT GUARANTEE PERIOD -- The lifetime of the Contract, during which time the Lifetime Death Benefit Guarantee is available if sufficient premiums are paid. See DEATH BENEFIT GUARANTEE, page 12.

LIMITED DEATH BENEFIT GUARANTEE PERIOD -- A period which is determined on a case-by-case basis, during which time the Limited Death Benefit Guarantee is available if sufficient premiums are paid. See DEATH BENEFIT GUARANTEE, page 12.

MONTHLY DATE -- The Contract date and the same date in each subsequent month.

SUBACCOUNT -- An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA -- Us, we, Prudential. The company offering the Contract.

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT (THE "ACCOUNT") -- A separate account of Prudential registered as a unit investment trust under the Investment Company Act of 1940.

US, WE -- The Prudential Insurance Company of America.
--

VALUATION PERIOD -- The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:15 p.m. Eastern time on each day during which the New York Stock Exchange is open.

YOU -- The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract. The Contract, including the application attached to it, constitutes the entire agreement between you and Prudential and you should retain these documents.

As you read this prospectus you should keep in mind that this is a life insurance contract. VARIABLE LIFE INSURANCE has significant investment aspects and requires you to make investment decisions, and therefore it is also a "security." Securities that are offered to the public must be registered with the Securities and Exchange Commission. The prospectus that is a part of the registration statement must be given to all prospective purchasers. A substantial part of the premium pays for life insurance that will pay a benefit to the beneficiary, in the event of the insured's death. This death benefit generally far exceeds the total premium payments. Therefore, you should not buy this Contract unless the major reason for the purchase is to provide life insurance protection.

BRIEF DESCRIPTION OF THE CONTRACT

The Contract is a form of variable universal life insurance. It is based on a Contract Fund, the value of which changes every business day. The chart below describes how the value of your Contract Fund changes.

You may invest premiums in one or more of the 15 available subaccounts or in the fixed-rate option. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the subaccounts you select, there is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 9.
If you select the fixed-rate option, Prudential credits your account with a declared rate or rates of interest but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

CHARGES

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses. The maximum charges shown in the chart, as well as the current lower charges, are fully described under CHARGES AND EXPENSES, page 15.

-----------------------------------------------------------------------
                           PREMIUM PAYMENT
-----------------------------------------------------------------------


 .   less a charge of up to 7.5% of the premiums paid for taxes attributable to premiums.
 .   less a charge for sales expenses of up to 4% of the premiums paid.
-----------------------------------------------------------------------

-----------------------------------------------------------------------

                       INVESTED PREMIUM AMOUNT

To be invested in one or a combination of:

 .   15 investment portfolios of the Funds
 .   The fixed-rate option
---------------------------------------------------------------------

---------------------------------------------------------------------
                           CONTRACT FUND

 On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date.  Thereafter, the value of the Contract Fund changes daily.
---------------------------------------------------------------------

---------------------------------------------------------------------
              PRUDENTIAL ADJUSTS THE CONTRACT FUND FOR:

 .  Addition of any new invested premium amounts.

 . Addition of any increase due to investment results of the chosen subaccounts.
 . Addition of guaranteed interest at an effective annual rate of 4% (plus any excess interest if applicable) on the portion of the
 .  Contract Fund allocated to the fixed-rate option.
 . Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.5% or 5%. See CONTRACT LOANS, page 25.)

 .  Subtraction of any decrease due to investment results of the chosen subaccounts.
 .  Subtraction of any amount withdrawn.
 .  Subtraction of the charges listed below, as applicable.
---------------------------------------------------------------------

---------------------------------------------------------------------

                            DAILY CHARGES

 .  Management fees and expenses are deducted from the Fund assets.

 . We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.9%, from the subaccount assets.
---------------------------------------------------------------------

---------------------------------------------------------------------
                            MONTHLY CHARGES

 . We reduce the Contract Fund by a monthly administrative charge of up to $10 plus $0.07 per $1,000 of the basic insurance amount; after the first Contract year, the $0.07 per $1,000 portion of the charge is reduced to $0.01 per $1,000 of the basic insurance amount.
 .  We deduct a cost of insurance ("COI") charge.
 . We reduce the Contract Fund by a Death Benefit Guarantee risk charge of $0.01 per $1,000 of the basic insurance amount.
 . If the Contract includes riders, we deduct rider charges from the Contract Fund.
 . If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.
---------------------------------------------------------------------

---------------------------------------------------------------------
                       POSSIBLE ADDITIONAL CHARGES

 . During the first 10 Contract years, we will assess a contingent deferred sales charge if the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). For insureds age 76 or less at issue, the maximum contingent deferred sales charge is 26% of the lesser of the target level premium or the actual premiums paid (see PREMIUMS, page 11) for the Contract.  The charge is level for six years and then declines monthly to zero at the end of the 10th Contract year. For insureds age 77 or over at issue, the maximum charge will be a lesser percentage of the target level premium for the Contract or the actual premiums paid.
 . During the first 10 Contract years, we will assess a contingent deferred administrative charge if the Contract lapses, is surrendered or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). This charge equals the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. It is level for six years and then declines monthly until it reaches zero at the end of the 10th Contract year.
 . We assess an administrative charge of up to $25 for any withdrawals. . We may assess an administrative charge of up to $25 for any change in basic insurance amount.
 . We assess an administrative charge of up to $25 for each transfer exceeding 12 in any Contract year.
---------------------------------------------------------------------

TYPES OF DEATH BENEFIT

There are two types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the cash surrender value varies daily with investment experience, and the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) death benefit, the cash surrender value and the death benefit both vary with investment experience. For either type of death benefit, as long as the Contract is inforce, the death benefit will never be less than the basic insurance amount shown in your Contract. See TYPE OF DEATH BENEFIT, page 10.

PREMIUM PAYMENTS


The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain inforce if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. However, if the accumulated premiums you pay are high enough, and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, Prudential guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. Each Contract generally provides two guarantees, one that lasts for the lifetime of the Contract and another that lasts for a stated, reasonably lengthy period. The guarantee for the life of the Contract requires higher premium payments. See PREMIUMS, page 11, DEATH BENEFIT GUARANTEE, page 12 and LAPSE AND REINSTATEMENT, page 28.

We offer and suggest regular billing of premiums even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Prudential representative when you apply for the Contract. See PREMIUMS, page 11.

REFUND

For a limited time, you may return your Contract for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 10.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE FUNDS.

     GENERAL INFORMATION ABOUT THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT,
        AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries.

Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U. S. Virgin Islands, and in all states. This Contract is only offered in New York State.

Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

The Prudential Variable Appreciable Account (the "Account") was established on August 11, 1987 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account.
These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential.

The Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). This does not involve any supervision by the SEC of the management, investment policies, or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential.

Currently, you may invest in one or a combination of 15 available subaccounts within the Account, each of which invests in a single corresponding portfolio of the Funds. Prudential may add additional subaccounts in the future. The Account's financial statements begin on page A1.

THE FUNDS

The following is a list of the Funds, the portfolios' investment objectives and investment advisers:

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND"):

 . MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months less.

 . DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

 . CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

 . FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

 . HIGH YIELD BOND PORTFOLIO:  The investment objective is a high total return.
  The Portfolio invests primarily in high yield/high risk debt securities.

 . STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

 . EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the S&P 500 Index or the NYSE Composite Index.

 . EQUITY PORTFOLIO:  The investment objective is capital appreciation.  The
  Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

 . PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

 . GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The
  Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio.

AIM VARIABLE INSURANCE FUNDS, INC.:

 . AIM V.I. Value Fund. Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment adviser to be undervalued relative to the investment adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

AIM Advisors, Inc. ("AIM") is the investment adviser for this fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:

 . AMERICAN CENTURY VP VALUE FUND. Seeks long-term capital growth with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Principal Underwriter of the fund is American Century Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

JANUS ASPEN SERIES:

 . GROWTH PORTFOLIO. Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Capital Corporation is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS/(R)/ VARIABLE INSURANCE TRUST/SM/:

 .  EMERGING GROWTH SERIES. Seeks to provide long-term growth of capital.
   Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for the Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

T. ROWE PRICE INTERNATIONAL SERIES, INC.:

 . INTERNATIONAL STOCK PORTFOLIO. Long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

Rowe Price-Fleming International, Inc. is the investment manager for this fund. The principal business address for Rowe Price-Fleming International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

Further information about Fund portfolios can be found in the attached prospectuses and their statements of additional information for each Fund.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are described in the table under DEDUCTIONS FROM PORTFOLIOS in the CHARGES AND EXPENSES section, page 15, and are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Prudential may be compensated by an affiliate of each of the Funds (other than the Prudential Series Fund) based upon an annual percentage of the average assets held in the Fund by Prudential under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Prudential.

A FULL DESCRIPTION OF THE FUNDS, THEIR INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, RESTRICTIONS, EXPENSES, INVESTMENT RISKS, AND ALL OTHER ASPECTS OF THEIR OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUSES FOR EACH FUND AND IN THE RELATED STATEMENTS OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUNDS WILL BE MET.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUDENTIAL HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Prudential's general account. The general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: (1) declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the first day of the same month in the following year;
(2) a new crediting rate will apply to that money until the first day of the same month in the next year; (3) a new declared crediting rate will apply to that money for the remainder of that calendar year; (4) a new crediting rate will be declared each year for that money and it will remain in effect for the entire calendar year. Prudential reserves the right to change this practice. Prudential is not obligated to credit interest at a higher rate than 4%, although it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits, see TRANSFERS, page 14. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See WHEN PROCEEDS ARE PAID, page 22.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Stock Index, Equity Income, Equity, Prudential Jennison, Global, AIM V.I. Value Fund, American Century VP Value Fund, Janus Growth, MFS Emerging Growth Series or T. Rowe Price International Stock may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond Portfolio. You may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential representative from time to time about the choices available to you under the Contract. Prudential recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                           DETAILED INFORMATION FOR
                          PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The Contract may generally be issued on insureds below the age of 81. Currently, the minimum basic insurance amount that can be applied for is $100,000. Prudential requires evidence of insurability, which may include a medical examination, before issuing any Contract. Non-smokers are offered the most favorable cost of insurance rates. We charge a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, with no adjustment for investment experience.

TYPE OF DEATH BENEFIT

You may select either of two types of death benefit. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 18. The payment of additional premiums and favorable investment results of the subaccounts to which the assets are allocated will generally increase the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE Will VARY, page 18.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater. See HOW A CONTRACT'S CASH SURRENDER VALUE Will VARY, page 18 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 19. Unfavorable investment performance will result in decreases in the death benefit and in the cash surrender value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. In addition, we will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. See WITHDRAWALS, page 20.

CHANGING THE TYPE OF DEATH BENEFIT

You may change the type of death benefit on or after the first Contract anniversary and subject to Prudential's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change.

If you are changing your Contract's type of death benefit from Type A (fixed) to Type B (variable), we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic insurance amount after the change may not be lower than the minimum basic insurance amount applicable to the Contract. If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.



                                        CHANGING THE DEATH BENEFIT FROM           CHANGING THE DEATH BENEFIT FROM
                                              TYPE A  -   TYPE B                      TYPE B   -   TYPE A
                                             (FIXED)      (VARIABLE)                (VARIABLE)       (FIXED)
----------------------------------------------------------------------------------------------------------------------
BASIC INSURANCE
    AMOUNT                                   $300,000 -  $250,000                    $250,000  -  $300,000

CONTRACT FUND                                $ 50,000 -  $ 50,000                    $ 50,000  -  $50,000

DEATH BENEFIT                                $300,000 -  $300,000                    $300,000  -  $300,000
---------------------------------------------------------------------------------------------------------------------

Changing your Contract's type of death benefit from Type A (fixed) to Type B (variable) during the first 10 Contract years may result in the assessment of charges. In addition, we reserve the right to make an administrative processing charge of up to $25 for any change in basic insurance amount, although we do not currently do so. See CHARGES AND EXPENSES, page 15.

To request a change, fill out an application for change which can be obtained from your Prudential representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

PREMIUMS

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See HOW A TYPE A (FIXED) CONTRACT'S Death BENEFIT WILL VARY, page 18 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 19. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

The Contract has several types of "premiums" which are described below. Understanding them will help you understand how the Contract works.

   MINIMUM INITIAL PREMIUM -- the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid.

   GUIDELINE PREMIUMS -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract inforce for the lifetime of the insured regardless of investment performance, assuming no loans or withdrawals.
   These guideline premiums will be higher for a Type B (variable) Contract than for a Type A (fixed) Contract. For a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the guideline premium may increase each year. Payment of guideline premiums at the beginning of each Contract year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Prudential representative can tell you the amount[s] of the guideline premium.

   TARGET PREMIUMS -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract inforce during the Limited Death Benefit Guarantee period regardless of investment performance, assuming no loans or withdrawals. As is the case with the guideline premium, for a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the target premium may increase each year. Payment of target premiums at the beginning of each Contract year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Prudential representative can tell you the amount[s] of the target premium.

   TARGET LEVEL PREMIUM -- the target premium at issue minus any premiums associated with riders or with aviation, avocation, occupational or temporary extra insurance charges. We use the target level premium in calculating the
   contingent deferred sales charges.   See CHARGES AND EXPENSES, page 15.

We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain inforce if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid.

When you apply for the Contract, you should discuss with your Prudential representative how frequently you would like to be billed (if at all) and for what amount.

DEATH BENEFIT GUARANTEE

Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. However, the guarantee is contingent upon Contract debt not being equal to or greater than the Contract Fund less any applicable surrender charges. See CONTRACT LOANS, page 25. You should consider the importance of the Death Benefit Guarantee to you when deciding what amounts of premiums to pay into the Contract.

For purposes of determining this guarantee, we generally calculate, and show in the Contract data pages, two sets of amounts - the Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values. These are not cash
                                                                        ---
values that you can realize by surrendering the Contract, nor are they payable death benefits. They are values used solely to determine if a Death Benefit Guarantee is in effect. The Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract and are the end-of-year accumulations of Guideline Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year. The Limited Death Benefit Guarantee Values are lower, but only apply for the length of the Limited Death Benefit Guarantee period. They are the end-of-year accumulations of Target Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year.


The length of the Limited Death Benefit Guarantee period is determined on a case by case basis depending on things like the insured's age, sex, smoker/non-smoker status, death benefit type and extra rating class, if any. The length of the Limited Death Benefit Guarantee period applicable to your particular Contract is shown on the Contract data pages. For certain insureds, generally those who are older and/or in a substandard risk classification, the Limited Death Benefit Guarantee period may be of short duration.

At the Contract date, and on each Monthly date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

At each Monthly date within the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. At each Monthly date after the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the applicable (Lifetime or Limited) Death Benefit Guarantee Value and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept inforce, regardless of the amount in the Contract Fund.

The Contract data pages show Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

Guideline and target premiums are premium levels that, if paid at the start of each Contract year, correspond to the Lifetime and Limited Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). See PREMIUMS, page 11. They are one way of reaching the Death Benefit Guarantee Values; they are certainly not the only way.

Here is a table of typical guideline and target premiums along with corresponding Limited Death Benefit Guarantee periods. The examples assume the insured is a male, non-smoker, with no extra risk or substandard ratings, and no extra benefit riders added to the Contract.


 -----------------------------------------------------------------------------------------------------------
                                   BASIC INSURANCE AMOUNT -- $100,000
                                      ILLUSTRATIVE ANNUAL PREMIUMS
 -----------------------------------------------------------------------------------------------------------

                                                                                         TARGET PREMIUM
                                                                                      CORRESPONDING TO THE
                                                                                      LIMITED DEATH BENEFIT
   AGE OF                           GUIDELINE PREMIUM CORRESPONDING TO                GUARANTEE VALUES AND
  INSURED        TYPE OF DEATH               THE LIFETIME DEATH                       LIMITED DEATH BENEFIT
    ISSUE        BENEFIT CHOSEN              GUARANTEE VALUES                              OF GUARANTEE
-----------------------------------------------------------------------------------------------------------
     35         Type A (fixed)                  $      1,494                          $    884 for 35 years
     35         Type B (variable)               $      4,896                          $    884 for 33 years
     45         Type A (fixed)                  $      2,266                          $  1,272 for 25 years
     45         Type B (variable)               $      6,940                          $  1,272 for 23 years
     55         Type A (fixed)                  $      3,640                          $  2,389 for 20 years
     55         Type B (variable)               $     10,324                          $  2,389 for 18 years
-----------------------------------------------------------------------------------------------------------

The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Prudential representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

You should consider carefully the value of maintaining the guarantee. If you desire the death benefit guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period. In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could cause the Contract to become a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the application date or the medical examination date. If the first premium is not paid with the application, the Contract date will be the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

ALLOCATION OF PREMIUMS

On the Contract date, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the subaccounts and/or the fixed-rate option according to your desired allocation, as specified in the application form, and the first monthly deductions are made. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. See CHARGES AND EXPENSES, page 15.

The charge for sales expenses and the premium based administrative charge also apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation to all selected investment options must equal 100%.

TRANSFERS

You may, up to 12 times each Contract year, transfer amounts from one subaccount to another subaccount or to the fixed-rate option without charge. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a subaccount may be transferred.

Transfers will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege.
Telephone transfers may not be available on Contracts that are assigned (see ASSIGNMENT, page 28), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year. The maximum amount which may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option; and (b) $2,000. Prudential may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

DOLLAR COST AVERAGING

Under the Dollar Cost Averaging ("DCA") feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market Subaccount into other subaccounts available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly, quarterly, semi-annually or annually.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year; however, we reserve the right to change this practice.

AUTO-REBALANCING

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance subaccount assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of subaccounts X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages.

Auto-Rebalancing can be performed on a monthly, quarterly, semi-annual or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

DEDUCTIONS FROM PREMIUM PAYMENTS

(a) We charge up to 7.5% as an administrative charge. This charge is currently equal to 3.75% of each premium, of which 1.25% of the premium is used to cover a 1990 increase in Prudential's federal income taxes measured by premiums.

(b) We charge up to 4% for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the cost of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

  Currently, the charge is equal to 4% of premiums paid in each Contract year up to the amount of the target premium (see PREMIUMS, page 11) and 0% of premiums paid in excess of this amount. Consequently, paying more than this amount in any Contract year could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a target premium of $884 and the Contract owner would like to pay 10 target premiums. If the Contract owner paid $1,768 (two times the amount of the target premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the sales load charge would be $176.80. If the Contract owner paid $884 in each of the first 10 Contract years, the total sales load would be $353.60. For additional information, see INCREASES IN BASIC INSURANCE AMOUNT, page 21.

   Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of target premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the accumulated values shown under your Contract's Limited Death Benefit Guarantee Values. See DEATH BENEFIT GUARANTEE, page 12. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

DEDUCTIONS FROM PORTFOLIOS

We deduct an investment advisory fee daily from each portfolio of the Funds at a rate, on an annualized basis, ranging from 0.35% for the Stock Index Portfolio to 1.05% for the T. Rowe Price International Stock Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each portfolio for the year 1998, expressed as a percentage of the average assets during the year, are shown below:



                                              INVESTMENT             OTHER               TOTAL
PORTFOLIO                                    ADVISORY FEE           EXPENSES            EXPENSES
------------------------------------------------------------------------------------------------
SERIES FUND
  MONEY MARKET                                    0.40%               0.01%               0.41%
  DIVERSIFIED BOND                                0.40%               0.02%               0.42%
  CONSERVATIVE BALANCED                           0.55%               0.02%               0.57%
  FLEXIBLE MANAGED                                0.60%               0.01%               0.61%
  HIGH YIELD BOND                                 0.55%               0.03%               0.58%
  STOCK INDEX                                     0.35%               0.02%               0.37%
  EQUITY INCOME                                   0.40%               0.02%               0.42%
  EQUITY                                          0.45%               0.02%               0.47%
  PRUDENTIAL JENNISON                             0.60%               0.03%               0.63%
  GLOBAL                                          0.75%               0.11%               0.86%
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. VALUE FUND  (4)                       0.61%               0.05%               0.66%
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC.
   VP VALUE PORTFOLIO  (1)                        1.00%               0.00%               1.00%
JANUS ASPEN SERIES
   GROWTH PORTFOLIO  (2)                          0.65%               0.03%               0.68%
MFS(R) VARIABLE INSURANCE TRUST /SM/
   EMERGING GROWTH SERIES                         0.75%               0.10%               0.85%
T. ROWE PRICE INTERNATIONAL SERIES, INC.
   INTERNATIONAL STOCK PORTFOLIO (3)              1.05%               0.00%               1.05%
----------------------------------------------------------------------------------------------

(1)  Fees are all-inclusive.

(2) The fees and expenses in the table above are based on gross expenses of the Portfolio before expense offset arrangements for the fiscal year ended December 31, 1998. The information for the Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Portfolio reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the management fee, other expenses and total operating expenses for the Portfolio would have been 0.72%, 0.03% and 0.75%, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(3) The investment management fee includes the ordinary expenses of operating the Fund.

(4) AIM may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1999, the Fund will reimburse AIM in an amount up to 0.25% of the average net asset value of the Fund for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1999.

THE EXPENSES RELATING TO THE FUNDS (OTHER THAN THOSE OF THE SERIES FUND) HAVE BEEN PROVIDED TO PRUDENTIAL BY THE FUNDS. PRUDENTIAL HAS NOT INDEPENDENTLY VERIFIED THEM.

DAILY DEDUCTION FROM THE CONTRACT FUND

Each day we deduct a charge from the assets of each of the subaccounts in an amount equivalent to an effective annual rate of up to 0.9%. Currently, we intend to charge 0.6%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Prudential estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option.

MONTHLY DEDUCTIONS FROM THE CONTRACT FUND

Prudential deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Currently, the charge is equal to $10 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $5 per Contract plus $0.01 per $1,000 of basic insurance amount in all subsequent years. Prudential reserves the right, however to charge up to $10 per Contract plus $0.07 per $1,000 of basic insurance amount in the first Contract year and $10 per Contract plus $0.01 per $1,000 of basic insurance amount in all subsequent years.

    For example, a Contract with a basic insurance amount of $100,000 would currently have a charge equal to $10 plus $7 for a total of $17 per month for the first Contract year and $5 plus $1 for a total of $6 per month in all later years. The maximum charge for this same Contract would be $10 plus $7 for a total of $17 per month during the first Contract year. In later years, the maximum charge would be $10 plus $1 for a total of $11 per month.

(b) A cost of insurance ("COI") charge is deducted. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund -- significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Prudential to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex, smoker/non-smoker status, and extra rating class, if any. At most ages, Prudential's current COI rates are lower than the maximum rates. For additional information, see INCREASES IN BASIC INSURANCE AMOUNT, page 21.

(c) A charge of $0.01 per $1,000 of basic insurance amount is made to compensate Prudential for the risk we assume by providing the Death Benefit Guarantee feature. See DEATH BENEFIT GUARANTEE, page 12.

(d) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted.

(e) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

SURRENDER CHARGES

(a) An additional sales load is charged if during the first 10 Contract years the Contract lapses, is surrendered or if the basic insurance amount is decreased. It is not deducted from the death benefit if the insured should die during this period. For issue ages 76 or less, this contingent deferred charge will be 26% of the lesser of: (a) the target level premium for the Contract; and (b) the actual premiums paid. The rate used in the calculation of this contingent deferred charge will be 22% for issue ages 77-79, 16% for issue ages 80-83 and 13% for issue ages 84-85. The rate used in the calculation of this contingent deferred charge will remain level for six years. After six years, this charge will reduce monthly at a constant rate until it reaches zero at the end of the 10th year.

(b) If during the first 10 Contract years the Contract lapses, is surrendered or if the basic insurance amount is decreased, an administrative charge is deducted to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. The charge is equal to the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. This charge is level for six years. After six years, this charge will be reduced monthly at a constant rate until it reaches zero at the end of the 10th year.

We will show a surrender charge threshold amount in the Contract data pages. This threshold amount is the lowest basic insurance amount since issue. If during the first 10 Contract years, the basic insurance amount is decreased [including as a result of a withdrawal or a change in type of death benefit from Type A (fixed) to Type B (variable)], and the new basic insurance amount is below the threshold, we will deduct a percentage of the surrender charge. The percentage will be the amount by which the new basic insurance amount is less than the threshold, divided by the threshold. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

TRANSACTION CHARGES

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.


(c) We will charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract year.

HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY

You may surrender the Contract for its cash surrender value (referred to as net cash value in the Contract). The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See CONTRACT LOANS, page 25. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the Fund portfolios in which the assets of the subaccount[s] have been invested; (2) interest credited on any amounts allocated to the fixed-rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the subaccounts. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 15. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T4 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying target premium amounts (see PREMIUMS, page 11), assuming hypothetical uniform investment results in the Fund portfolios. Two of the tables assume current charges will be made throughout the lifetime of the Contract and two tables assume maximum charges will be made. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 23.

HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY

As described earlier, there are two types of death benefit available under the
Contract: Type A, a generally fixed death benefit and Type B, a variable death benefit. A Type B (variable) death benefit varies with investment performance while a Type A (fixed) death benefit does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. See CONTRACT LOANS, page 25. If the Contract is kept inforce for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Prudential will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Type A (fixed) Contract will always be the greater of: (1) the basic insurance amount; and (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. A listing of attained age factors can be found on the data pages of your Contract. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $100,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35.



                          TYPE A (FIXED) DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------

                      IF                                                                        THEN
===================================================================================================================================
         THE                    AND THE            THE ATTAINED                 THE CONTRACT FUND               AND THE
    INSURED IS AGE             CONTRACT             AGE FACTOR                  MULTIPLIED BY THE                DEATH
                                FUND IS                 IS                    ATTAINED AGE FACTOR IS           BENEFIT IS
-----------------------------------------------------------------------------------------------------------------------------------

         40                      $10,000                 3.64                         $ 36,400                   $100,000
         40                      $30,000                 3.64                         $109,200                   $109,200*
         40                      $50,000                 3.64                         $182,000                   $182,000*
-----------------------------------------------------------------------------------------------------------------------------------
         60                      $30,000                 1.96                         $ 58,800                   $100,000
         60                      $50,000                 1.96                         $ 98,000                   $100,000
         60                      $70,000                 1.96                         $137,200                   $137,200*
-----------------------------------------------------------------------------------------------------------------------------------
         80                      $50,000                 1.28                         $ 64,000                   $100,000
         80                      $80,000                 1.28                         $102,400                   $102,400*
         80                      $90,000                 1.28                         $115,200                   $115,200*
-----------------------------------------------------------------------------------------------------------------------------------
 *  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
-----------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $70,000, the death benefit will be $137,200, even though the original basic insurance amount was $100,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.96. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY

Under a Type B (variable) Contract, while the Contract is inforce, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greater of: (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on the data pages of your Contract. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $100,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35.



                        TYPE B (VARIABLE) DEATH BENEFIT
-----------------------------------------------------------------------------------------------------------------------------------
                      IF                                                                        THEN
===================================================================================================================================
        THE                   AND THE                  THE ATTAINED                    THE CONTRACT fUND              AND THE
     INSURED IS              CONTRACT                  AGE FACTOR                      MULTIPLIED BY THE               DEATH
       AGE                     FUND                       IS                         ATTAINED AGE FACTOR IS          BENEFIT IS
-----------------------------------------------------------------------------------------------------------------------------------

         40                $10,000                       3.64                              $ 36,400                   $110,000
         40                $30,000                       3.64                              $109,200                   $130,000
         40                $50,000                       3.64                              $182,000                   $182,000*
-----------------------------------------------------------------------------------------------------------------------------------
         60                $30,000                       1.96                              $ 58,800                   $130,000
         60                $50,000                       1.96                              $ 98,800                   $150,000
         60                $70,000                       1.96                              $137,200                   $170,000
-----------------------------------------------------------------------------------------------------------------------------------
         80                $50,000                       1.28                              $ 64,000                   $150,000
         80                $80,000                       1.28                              $102,400                   $180,000
         80                $90,000                       1.28                              $115,200                   $190,000
-----------------------------------------------------------------------------------------------------------------------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
-----------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $50,000, the death benefit will be $182,000, even though the original basic insurance amount was $100,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.64. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

SURRENDER OF A CONTRACT

A Contract may be surrendered for its cash surrender value or for a fixed reduced paid-up insurance benefit while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in the Home Office. Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the cash surrender value and the insured's issue age, sex, smoker/non-smoker status, and the length of time since the Contract date. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

WITHDRAWALS

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the cash surrender value after the withdrawal may not be zero or less than zero after deducting the withdrawal charges. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. For a Type B (variable) Contract, this will not change the basic insurance amount. However, under a Type A (fixed) Contract, the resulting reduction in death benefit usually requires a reduction in the basic insurance amount. If the basic insurance amount is decreased to an amount less than the basic insurance amount at issue, a surrender charge may be deducted. See CHARGES AND EXPENSES, page 15. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Prudential representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.

Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept inforce under the Death Benefit Guarantee, since withdrawals decrease the accumulated net payments. See DEATH BENEFIT GUARANTEE, page 12.

INCREASES IN BASIC INSURANCE AMOUNT

Subject to the underwriting requirements determined by Prudential, on or after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. The following conditions must be met: (1) you must ask for the change in a form that meets Prudential's needs; (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under CONTRACT LIMITATIONS in the data pages of the Contract; (3) you must prove to us that the insured is insurable for any increase; (4) the Contract must not be in default; (5) we must not be paying premiums into the Contract as a result of the insured's total disability; and (6) if we ask you to do so, you must send us the Contract to be endorsed.


If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25.

For sales load purposes, the target premium is calculated separately for each basic insurance amount segment. The target premium for each segment also includes the premium for extra insurance charges associated to that segment. When premiums are paid, each payment is allocated to each basic insurance amount segment based on the proportion of the target premium in each segment to the total target premiums of all segments. Currently, the sales load charge for each segment is equal to 4% of the allocated premium paid in each Contract year up to the target premium and 0% of allocated premiums paid in excess of the target premium. See the definition of Contract year for an increase in basic insurance amount in DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, page 1.

The COI rates for an increase in basic insurance amount are based upon 1980 CSO Tables, the age at the increase effective date and the number of years since then, sex (except where unisex rates apply); smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole contract (the death benefit minus the contract fund) is allocated to each basic insurance amount segment based on the proportion of its basic insurance amount to the total of all basic insurance amount segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the Insured's attained age for the initial basic insurance amount segment. For a description of attained age factor, see HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 18 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 19.

Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 10. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 26. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Prudential representative.

DECREASES IN BASIC INSURANCE AMOUNT

As explained earlier, you may make a withdrawal (see WITHDRAWALS, page 20). On or after the first Contract anniversary, you also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under Contract Limitations in the data pages of your Contract. In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under CONTRACT LIMITATIONS in the data pages of your Contract. If the basic insurance amount is decreased to an amount less than the lowest basic insurance amount since issue, a surrender charge may be deducted. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up
to $25.  See CHARGES AND EXPENSES, page 15.   If we ask you to, you must send us
your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables, and the effective date of the decrease.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal
Revenue Code.   A decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a
Modified Endowment Contract.   See TAX TREATMENT OF CONTRACT BENEFITS, page 26.
Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Prudential representative.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to six months. Prudential will pay interest of at least 3% a year if it delays such a payment for 10 days or more.

LIVING NEEDS BENEFIT

You may elect to add the Living Needs Benefit/SM/ to your Contract at issue. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. The following options are available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The benefit will be paid to you in a single sum.

ORGAN TRANSPLANT OPTION. This option is available if the insured is diagnosed as having a life expectancy of six months or less unless the insured receives a vital organ transplant. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The benefit will be paid to you in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the LIVING NEEDS BENEFIT is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following four tables show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All four tables assume the following:

 . a Contract with a basic insurance amount of $100,000 bought by a 35 year old male, select, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

 . the target premium amount (see PREMIUMS, page 11) is paid on each Contract anniversary and no loans are taken.

 . the Contract Fund has been invested in equal amounts in each of the 15 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Type A (fixed) Contract has been purchased and the second table (page T2) assumes a Type B (variable) Contract has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 15.

Under the Type B (variable) Contract the death benefit changes to reflect investment returns. Under the Type A (fixed) Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See TYPE OF DEATH BENEFIT, page 10.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 15 portfolios of 0.64%, and the daily deduction from the Contract Fund of 0.6% per year for the tables based on current charges and 0.9% per year for the tables based on maximum charges.
Thus, assuming current charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.24%, 2.76%, 6.76% and 10.76%, respectively. Assuming maximum charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.54%, 2.46%, 6.46% and 10.46%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.64% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

Following these illustrations are two pages (pages T5 and T6) showing internal rates of return (commonly referred to as IRRs) associated with the cash values and death benefits shown on the preceding four pages. IRRs are often used by insurance companies to provide some indication of the rate of return your "investment" in the Contract (the aggregate premiums paid) may have earned if the Contract were surrendered or if the insured were to die. The IRR on the death benefit is equivalent to an interest rate (without considering taxes) at which an amount equal to the premiums illustrated on the preceding pages could have been invested to arrive at the death benefit of the Contract. The IRR on the cash surrender value is equivalent to an interest rate (without considering taxes) at which an amount equal to the illustrated premiums could have been invested to arrive at the cash surrender value of the Contract. The IRRs on page T5 are based on the Contract values shown on pages T1 and T2. The IRRs on page T6 are based on the Contract values shown on pages T3 and T4.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Prudential representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                           VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                           Death Benefit (1)
                            -----------------------------------------------------
                                 Assuming Hypothetical Gross (and Net)
              Premiums               Annual Investment Return of
End of       Accumulated    -----------------------------------------------------
Policy         at 4%         0% Gross       4% Gross      8% Gross     12% Gross
 Year         Per Year      (-1.24 Net)   (2.76 Net)    (6.76 Net)   (10.76% Net)
 ----         --------      -----------   ----------    ----------   ------------

  1             919          $100,000     $100,000      $100,000     $  100,000
  2           1,875          $100,000     $100,000      $100,000     $  100,000
  3           2,870          $100,000     $100,000      $100,000     $  100,000
  4           3,904          $100,000     $100,000      $100,000     $  100,000
  5           4,980          $100,000     $100,000      $100,000     $  100,000
  6           6,098          $100,000     $100,000      $100,000     $  100,000
  7           7,261          $100,000     $100,000      $100,000     $  100,000
  8           8,471          $100,000     $100,000      $100,000     $  100,000
  9           9,729          $100,000     $100,000      $100,000     $  100,000
  10         11,038          $100,000     $100,000      $100,000     $  100,000
  15         18,409          $100,000     $100,000      $100,000     $  100,000
  20         27,377          $100,000     $100,000      $100,000     $  100,000
  25         38,288          $100,000     $100,000      $100,000     $  134,495
  30         51,562          $100,000     $100,000      $100,000     $  199,548
  35         67,713          $100,000     $100,000      $112,163     $  294,537
  40         87,363          $100,000     $100,000      $139,800     $  428,757
  45        111,270          $      0(2)  $100,000      $174,678     $  629,494
  50        140,356          $      0     $      0(2)   $217,906     $  927,025
  55        175,744          $      0     $      0      $270,353     $1,362,665
  60        218,799          $      0     $      0      $332,846     $1,993,169
  65        271,182          $      0     $      0      $412,751     $2,943,238


                                Cash Surrender Value (1)
               --------------------------------------------------------
                        Assuming Hypothetical Gross (and Net)
                            Annual Investment Return of
End of         --------------------------------------------------------
Policy          0% Gross       4% Gross      8% Gross      12% Gross
 Year          (-1.24 Net)    (2.76 Net)    (6.76 Net)     (10.76% Net)
 ----          -----------    ------------   -----------   ------------

  1               $     0       $     0      $      0(2)   $        0(2)
  2               $   270       $   341      $    413      $      488
  3               $   823       $   963      $  1,111      $    1,267
  4               $ 1,366       $ 1,600      $  1,853      $    2,127
  5               $ 1,899       $ 2,250      $  2,642      $    3,077
  6               $ 2,419       $ 2,914      $  3,479      $    4,124
  7               $ 3,110       $ 3,771      $  4,549      $    5,461
  8               $ 3,786       $ 4,641      $  5,672      $    6,915
  9               $ 4,447       $ 5,520      $  6,851      $    8,499
  10              $ 5,092       $ 6,409      $  8,087      $   10,225
  15              $ 7,109       $10,033      $ 14,328      $   20,647
  20              $ 8,822       $14,015      $ 22,859      $   38,009
  25              $10,102       $18,300      $ 34,560      $   66,913
  30              $10,115       $22,125      $ 50,171      $  113,379
  35              $ 8,294       $24,970      $ 71,441      $  187,603
  40              $ 2,531       $24,984      $ 99,149      $  304,083
  45              $     0(2)    $18,976      $134,368      $  484,226
  50              $     0       $     0(2)   $178,611      $  759,857
  55              $     0       $     0      $233,063      $1,174,711
  60              $     0       $     0      $299,861      $1,795,648
  65              $     0       $     0      $393,097      $2,803,084

(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 42 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 42.
    Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 50 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 50.
    Based on a gross return of 8% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T1

                            VARIABLE UNIVERSAL LIFE
                       TYPE B (VARIABLE) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES


                                  Death Benefit (1)                                 Cash Surrender Value (1)
                      ----------------------------------------------    -------------------------------------------------
                          Assuming Hypothetical Gross (and Net)              Assuming Hypothetical  Gross (and Net)
         Premiums             Annual Investment Return of                        Annual Investment Return of
End of  Accumulated   -----------------------------------------------   --------------------------------------------------
Policy    at 4%       0% Gross     4% Gross    8% Gross    12% Gross     0% Gross     4% Gross     8% Gross     12% Gross
 Year    Per Year    (-1.24 Net)  (2.76 Net)  (6.76 Net)  (10.76% Net)  (-1.24 Net)  (2.76 Net)   (6.76 Net)   (10.76% Net)
-------  --------    ----------   ---------   ---------   -----------   ----------   ----------    ---------   ------------
   1           919    $100,437     $100,462    $100,487    $  100,512     $    0       $     0      $      0      $        0(2)
   2         1,875    $100,998     $101,068    $101,140    $  101,215     $  268       $   338      $    410      $      485
   3         2,870    $101,548     $101,687    $101,834    $  101,990     $  818       $   957      $  1,105      $    1,260
   4         3,904    $102,087     $102,320    $102,572    $  102,845     $1,357       $ 1,590      $  1,842      $    2,115
   5         4,980    $102,615     $102,964    $103,354    $  103,786     $1,885       $ 2,235      $  2,624      $    3,056
   6         6,098    $103,130     $103,621    $104,182    $  104,822     $2,400       $ 2,891      $  3,452      $    4,093
   7         7,261    $103,631     $104,288    $105,058    $  105,962     $3,084       $ 3,740      $  4,511      $    5,414
   8         8,471    $104,117     $104,963    $105,984    $  107,214     $3,752       $ 4,599      $  5,620      $    6,849
   9         9,729    $104,587     $105,648    $106,963    $  108,591     $4,405       $ 5,465      $  6,780      $    8,409
  10        11,038    $105,038     $106,338    $107,994    $  110,102     $5,038       $ 6,338      $  7,994      $   10,102
  15        18,409    $106,974     $109,830    $114,021    $  120,183     $6,974       $ 9,830      $ 14,021      $   20,183
  20        27,377    $108,568     $113,576    $122,091    $  136,662     $8,568       $13,576      $ 22,091      $   36,662
  25        38,288    $109,673     $117,449    $132,835    $  163,651     $9,673       $17,449      $ 32,835      $   63,651
  30        51,562    $109,366     $120,409    $146,115    $  206,867     $9,366       $20,409      $ 46,115      $  106,867
  35        67,713    $107,078     $121,612    $162,141    $  276,791     $7,078       $21,612      $ 62,141      $  176,300
  40        87,363    $100,824     $118,495    $179,454    $  403,248     $  824       $18,495      $ 79,454      $  285,991
  45       111,270    $      0(2)  $107,466    $195,301    $  592,418     $    0(2)    $ 7,466      $ 95,301      $  455,706
  50       140,356    $      0     $      0(2) $204,680    $  872,772     $    0       $     0(2)   $104,680      $  715,387
  55       175,744    $      0     $      0    $197,157    $1,283,241     $    0       $     0      $ 97,157      $1,106,242
  60       218,799    $      0     $      0    $155,760    $1,877,304     $    0       $     0      $ 55,760      $1,691,265
  65       271,182    $      0     $      0    $      0(2) $2,772,441     $    0       $     0      $      0(2)   $2,640,420


(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 41 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 41. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 47 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 47. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 64 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 64. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                      T2

                            VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

                                       Death Benefit (1)                                      Cash Surrender Value (1)
                                      -------------------                                    --------------------------
                              Assuming Hypothetical Gross (and Net)                      Assuming Hypothetical Gross (and Net)
          Premiums                Annual Investment Return of                                Annual Investment Return of
End of   Accumulated  -------------------------------------------------------      ------------------------------------------------

Policy     at 4%       0% Gross      4% Gross      8% Gross     12% Gross           0% Gross    4% Gross    8% Gross    12% Gross
 Year     Per Year    (-1.54 Net)   (2.46 Net)    (6.46 Net)   (10.46% Net)      (-1.54 Net)   (2.46 Net)  (6.46 Net)  (10.46% Net)
-----    ---------    -----------   ----------   -----------   ------------      -----------   ----------  ----------  ------------


  1           919      $100,000     $100,000      $100,000      $100,000       $    0        $    0      $     0        $      0(2)
  2         1,875      $100,000     $100,000      $100,000      $100,000       $  100        $  163      $   228        $    296
  3         2,870      $100,000     $100,000      $100,000      $100,000       $  525        $  648      $   777        $    915
  4         3,904      $100,000     $100,000      $100,000      $100,000       $  933        $1,132      $ 1,350        $  1,586
  5         4,980      $100,000     $100,000      $100,000      $100,000       $1,321        $1,616      $ 1,946        $  2,315
  6         6,098      $100,000     $100,000      $100,000      $100,000       $1,688        $2,097      $ 2,566        $  3,105
  7         7,261      $100,000     $100,000      $100,000      $100,000       $2,215        $2,755      $ 3,392        $  4,144
  8         8,471      $100,000     $100,000      $100,000      $100,000       $2,720        $3,407      $ 4,242        $  5,256
  9         9,729      $100,000     $100,000      $100,000      $100,000       $3,201        $4,052      $ 5,117        $  6,447
  10       11,038      $100,000     $100,000      $100,000      $100,000       $3,655        $4,688      $ 6,017        $  7,725
  15       18,409      $100,000     $100,000      $100,000      $100,000       $4,566        $6,726      $ 9,959        $ 14,794
  20       27,377      $100,000     $100,000      $100,000      $100,000       $4,430        $8,017      $14,360        $ 25,557
  25       38,288      $100,000     $100,000      $100,000      $100,000       $2,507        $7,641      $18,698        $ 42,170
  30       51,562      $100,000     $100,000      $100,000      $120,539       $    0        $3,947      $21,923        $ 68,488
  35       67,713      $100,000     $100,000      $100,000      $168,717       $    0        $    0      $21,599        $107,463
  40       87,363      $      0(2)  $      0(2)   $100,000      $230,205       $    0(2)     $    0(2)   $11,912        $163,266
  45      111,270      $      0     $      0      $      0(2)   $312,830       $    0        $    0      $     0(2)     $240,639
  50      140,356      $      0     $      0      $      0      $422,627       $    0        $    0      $     0        $346,415
  55      175,744      $      0     $      0      $      0      $566,621       $    0        $    0      $     0        $488,467
  60      218,799      $      0     $      0      $      0      $760,185       $    0        $    0      $     0        $684,851
  65      271,182      $      0     $      0      $      0      $980,851       $    0        $    0      $     0        $934,144

(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 29 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 36.
    Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 33 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 36.
    Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 43 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 43.
    Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T3

                           VARIABLE UNIVERSAL LIFE
                        TYPE B (VARIABLE) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES


                                            Death Benefit (1)                                  Cash Surrender Value (1)
                                           -------------------                                --------------------------
                                   Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
                                       Annual Investment Return of                           Annual Investment Return of
           Premiums      ------------------------------------------------------  ---------------------------------------------------
End of    Accumulated
Policy       at 4%        0% Gross      4% Gross      8% Gross      12% Gross      0% Gross    4% Gross     8% Gross    12% Gross
 Year       Per Year     (-1.54 Net)   (2.46 Net)    (6.46 Net)    (10.46% Net)  (-1.54 Net)  (2.46 Net)   (6.46 Net)  (10.46% Net)
------    -----------    -----------   ----------    ----------    ------------  -----------  ----------   ----------  ------------

  1             919       $100,385      $100,408      $100,431      $100,454      $    0        $    0      $     0     $      0
  2           1,875       $100,827      $100,890      $100,955      $101,022      $   97        $  160      $   225     $    292
  3           2,870       $101,250      $101,372      $101,501      $101,637      $  520        $  642      $   771     $    907
  4           3,904       $101,654      $101,852      $102,068      $102,303      $  924        $1,122      $ 1,338     $  1,573
  5           4,980       $102,037      $102,330      $102,657      $103,023      $1,307        $1,600      $ 1,928     $  2,293
  6           6,098       $102,398      $102,803      $103,268      $103,801      $1,668        $2,073      $ 2,538     $  3,071
  7           7,261       $102,736      $103,269      $103,899      $104,641      $2,188        $2,721      $ 3,351     $  4,094
  8           8,471       $103,049      $103,727      $104,551      $105,550      $2,684        $3,362      $ 4,186     $  5,185
  9           9,729       $103,337      $104,175      $105,223      $106,531      $3,155        $3,993      $ 5,041     $  6,348
  10         11,038       $103,598      $104,612      $105,916      $107,590      $3,598        $4,612      $ 5,916     $  7,590
  15         18,409       $104,423      $106,507      $109,624      $114,280      $4,423        $6,507      $ 9,624     $ 14,280
  20         27,377       $104,148      $107,510      $113,448      $123,917      $4,148        $7,510      $13,448     $ 23,917
  25         38,288       $102,054      $106,622      $116,461      $137,335      $2,054        $6,622      $16,461     $ 37,335
  30         51,562       $100,000      $102,231      $116,869      $155,339      $    0        $2,231      $16,869     $ 55,339
  35         67,713       $      0(2)   $      0(2)   $111,096      $178,015      $    0(2)     $    0(2)   $11,096     $ 78,015
  40         87,363       $      0      $      0      $      0(2)   $203,863      $    0        $    0      $     0(2)  $103,863
  45        111,270       $      0      $      0      $      0      $227,434      $    0        $    0      $     0     $127,434
  50        140,356       $      0      $      0      $      0      $238,588      $    0        $    0      $     0     $138,588
  55        175,744       $      0      $      0      $      0      $215,692      $    0        $    0      $     0     $115,692
  60        218,799       $      0      $      0      $      0      $126,181      $    0        $    0      $     0     $ 26,181
  65        271,182       $      0      $      0      $      0      $      0(2)   $    0        $    0      $     0     $      0(2)

(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 28 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 34.
    Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 32 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 34.
    Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 39 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 39.
    Based on a gross return of 12% the cash surrender value would go to zero in year 1 and in year 61 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 61.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T4

                           VARIABLE UNIVERSAL LIFE
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

FIXED DEATH BENEFIT                 Internal Rates of Return on Death (1)               Internal Rates of Return on Surrender (1)
                               ---------------------------------------------     -------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of                           Annual Investment Return of
                               -----------------------------------------------   --------------------------------------------------
End of
Policy                           0% Gross    4% Gross   8% Gross    12% Gross       0% Gross    4% Gross     8% Gross     12% Gross
 Year                          (-1.24 Net)  (2.76 Net) (6.76 Net)  (10.76% Net)    (-1.24 Net)  (2.76 Net)  (6.76 Net)  (10.76% Net)
------                         -----------  ---------- ----------  ------------    -----------  ----------  ----------  ------------
  5                             130.48%     130.48%     130.48%      130.48%         -26.94%     -21.71%     -16.69%      -11.84%
 10                              42.61%      42.61%      42.61%       42.61%         -10.34%      -5.95%      -1.62%        2.63%
 15                              22.92%      22.92%      22.92%       22.92%          -8.29%      -3.57%       0.96%        5.36%
 20                              14.68%      14.68%      14.68%       14.68%          -7.22%      -2.27%       2.39%        6.83%
 25                              10.28%      10.28%      10.28%       12.11%          -6.73%      -1.49%       3.28%        7.73%
 30                               7.59%       7.59%       7.59%       11.11%          -7.26%      -1.20%       3.84%        8.24%
 35                               5.80%       5.80%       6.32%       10.46%          -9.35%      -1.23%       4.25%        8.56%
 40                               4.55%       4.55%       5.86%        9.99%         -25.88%      -1.78%       4.51%        8.75%
 45                                    (2)    3.62%       5.56%        9.68%                (2)   -3.64%       4.66%        8.86%
 50                                                (2)    5.34%        9.46%                            (2)    4.74%        8.91%
 55                                                       5.18%        9.28%                                   4.78%        8.92%
 60                                                       5.03%        9.14%                                   4.78%        8.91%
 65                                                       4.94%        9.04%                                   4.83%        8.94%

  (1) Assumes no Contract loan has been made
  (2) Based on a gross return of 0%, the Contract would go into default in year 42 Based on a gross return of 4%, the Contract would go into default in year 50

  VARIABLE DEATH BENEFIT

FIXED DEATH BENEFIT                 Internal Rates of Return on Death (1)               Internal Rates of Return on Surrender (1)
                               -----------------------------------------------   --------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of                           Annual Investment Return of
                               -----------------------------------------------   --------------------------------------------------
End of
Policy                           0% Gross    4% Gross   8% Gross    12% Gross       0% Gross    4% Gross     8% Gross     12% Gross
 Year                          (-1.24 Net)  (2.76 Net) (6.76 Net)  (10.76% Net)    (-1.24 Net)  (2.76 Net)  (6.76 Net)  (10.76% Net)
------                         -----------  ---------- ----------  ------------    -----------  ----------  ----------  ------------
  5                             131.87%      132.05%    132.25%      132.48%         -27.15%     -21.93%     -16.91%      -12.06%
 10                              43.50%       43.72%     44.00%       44.34%         -10.55%      -6.15%      -1.84%        2.41%
 15                              23.65%       23.93%     24.34%       24.91%          -8.56%      -3.85%       0.69%        5.09%
 20                              15.33%       15.68%     16.25%       17.13%          -7.56%      -2.59%       2.08%        6.53%
 25                              10.85%       11.28%     12.04%       13.31%          -7.16%      -1.87%       2.92%        7.40%
 30                               8.06%        8.55%      9.54%       11.29%          -7.97%      -1.75%       3.36%        7.94%
 35                               6.11%        6.68%      7.94%       10.20%         -10.93%      -2.10%       3.59%        8.30%
 40                               4.58%        5.22%      6.81%        9.77%         -51.76%      -3.51%       3.61%        8.53%
 45                                    (2)     3.88%      5.93%        9.49%                (2)   -10.52%      3.44%        8.67%
 50                                                 (2)   5.16%        9.29%                             (2)   3.06%        8.74%
 55                                                       4.32%        9.14%                                   2.27%        8.77%
 60                                                       3.13%        9.00%                                   0.16%        8.77%
 65                                                            (2)     8.92%                                        (2)     8.82%

  (1) Assumes no Contract loan has been made
  (2) Based on a gross return of 0%, the Contract would go into default in year
      41
      Based on a gross return of 4%, the Contract would go into default in year
      47
      Based on a gross return of 8%, the Contract would go into default in year
      64

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                            VARIABLE UNIVERSAL LIFE
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES



FIXED DEATH BENEFIT


                             Internal Rates of Return on Death (1)             Internal Rates of Return on  Surrender(1)
                       -----------------------------------------------     -------------------------------------------------
                            Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and  Net)
                                 Annual Investment Return of                         Annual Investment Return of
End of                 ------------------------------------------------    -------------------------------------------------
Policy                 0% Gross      4% Gross     8% Gross    12% Gross      0% Gross    4% Gross    8% Gross     12% Gross
Year                  (-1.54 Net)   (2.46 Net)   (6.46 Net)  (10.46% Net)  (-1.54 Net)  (2.46 Net)  (6.46 Net)   (10.46% Net)
------                -----------   ---------    ----------  -----------   -----------  ----------   ---------   ------------
  5                    130.48%      130.48%       130.48%     130.48%        -37.76%      -31.80%     -26.18%      -20.83%
 10                     42.61%       42.61%        42.61%      42.61%        -16.95%      -11.95%      -7.14%       -2.47%
 15                     22.92%       22.92%        22.92%      22.92%        -15.02%       -9.09%      -3.67%        1.36%
 20                     14.68%       14.68%        14.68%      14.68%        -16.23%       -8.33%      -2.03%        3.39%
 25                     10.28%       10.28%        10.28%      10.28%        -26.06%       -9.62%      -1.31%        4.66%
 30                      7.59%        7.59%         7.59%       8.56%                     -18.26%      -1.26%        5.57%
 35                      5.80%        5.80%         5.80%       8.11%                                  -2.10%        6.13%
 40                           (2)          (2)      4.55%       7.74%               (2)          (2)   -6.46%        6.45%
 45                                                      (2)    7.47%                                        (2)     6.62%
 50                                                             7.27%                                                6.70%
 55                                                             7.10%                                                6.72%
 60                                                             6.97%                                                6.73%
 65                                                             6.79%                                                6.69%

(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0%, the Contract would go into default in year 36 Based on a gross return of 4%, the Contract would go into default in year 36 Based on a gross return of 8%, the Contract would go into default in year 43


  VARIABLE DEATH BENEFIT


                             Internal Rates of Return on Death (1)             Internal Rates of Return on  Surrender(1)
                       -----------------------------------------------     -------------------------------------------------
                            Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and  Net)
                                 Annual Investment Return of                         Annual Investment Return of
End of                 ------------------------------------------------    -------------------------------------------------
Policy                 0% Gross      4% Gross     8% Gross    12% Gross      0% Gross    4% Gross    8% Gross     12% Gross
Year                  (-1.54 Net)   (2.46 Net)   (6.46 Net)  (10.46% Net)  (-1.54 Net)  (2.46 Net)  (6.46 Net)   (10.46% Net)
------                -----------   ---------    ----------  -----------   -----------  ----------   ---------   ------------
  5                    131.56%      131.72%       131.89%     132.08%        -38.07%      -32.10%      -26.47%    -21.12%
 10                     43.25%       43.42%        43.65%      43.93%        -17.27%      -12.28%       -7.46%     -2.79%
 15                     23.39%       23.60%        23.91%      24.36%        -15.54%       -9.57%       -4.13%      0.92%
 20                     15.00%       15.25%        15.67%      16.36%        -17.24%       -9.12%       -2.69%      2.80%
 25                     10.41%       10.68%        11.23%      12.24%        -30.09%      -11.25%       -2.35%      3.82%
 30                      7.59%        7.71%         8.40%       9.85%                     -28.38%       -3.11%      4.40%
 35                           (2)          (2)      6.28%       8.34%               (2)          (2)    -6.79%      4.67%
 40                                                      (2)    7.29%                                         (2)   4.70%
 45                                                             6.44%                                               4.48%
 50                                                             5.61%                                               3.96%
 55                                                             4.57%                                               2.80%
 60                                                             2.56%                                              -2.62%
 65                                                                  (2)                                                 (2)

(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0%, the Contract would go into default in year 34 Based on a gross return of 4%, the Contract would go into default in year 34 Based on a gross return of 8%, the Contract would go into default in year 39 Based on a gross return of 12%, the Contract would go into default in year 61

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T6

CONTRACT LOANS

You may borrow from Prudential an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the subaccounts, and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan if the Contract has not been surrendered for fixed reduced paid-up insurance. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.5% .

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. See LAPSE AND REINSTATEMENT, page 28. If the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges and you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/2%.

A loan will not affect the Death Benefit Guarantee as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Generally, representatives will receive a commission of no more than: (1) 50% of the premiums received in the first year on premiums up to the target premium (see PREMIUMS, page 11); (2) 5% of premiums received in years two through 10 on premiums up to the target premium; and (3) 3% on premiums received in the first 10 years in excess of the target premium or received after 10 years. If the basic insurance amount is increased, representatives will generally receive a commission of no more than: (1) 25% of the premiums received up to the target premium for the increase received in the first year; (2) 5% of the premiums received up to the target premium for years two through 10; and (3) 3% on other premiums received for the increase. Moreover, trail commissions of up to 0.025% of the Contract Fund as of the end of each calendar quarter may be paid. Representatives with less than 4 years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

TAX TREATMENT OF CONTRACT BENEFITS

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see TAXATION OF THE FUND in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

        . you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

        . the Contract's death benefit will be tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

   CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

          . If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

          . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          . Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          . Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, there is some risk the Internal Revenue Service might assert that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Prudential would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

   MODIFIED ENDOWMENT CONTRACTS.

          . The rules change if the Contract is classified as a Modified
            Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Prudential representative if you are contemplating any of these steps.

          . If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          . All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS.   If you transfer or assign the Contract to someone
else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE.   If a business, rather than an individual, is
the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

LAPSE AND REINSTATEMENT

Prudential will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in DEFAULT unless it remains inforce under the Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, page 12. If the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Prudential will send you a notice of default setting forth the payment which we estimate will keep the Contract inforce for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 26.

A Contract that ended in default may be reinstated within 5 years after the date of default if the following conditions are met: (1) renewed evidence of insurability is provided on the insured; (2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and (3) any Contract debt with interest to date must be restored (if the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement) or paid back. The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all the required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. Employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

BENEFICIARY. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Prudential's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex or both are incorrect in the Contract, Prudential will adjust the death benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured dies by suicide within two years from the Contract date, the Contract will end and Prudential will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays certain premiums into the Contract if the insured is totally disabled within the meaning of the provision. Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

PARTICIPATION IN DIVISIBLE SURPLUS

The Contract is eligible to be credited part of Prudential's divisible surplus attributable to the Contracts, as determined by Prudential's Board of Directors. That determination is made, with respect to the insurance Contracts issued by Prudential, every year. However, Prudential does not expect to credit any dividends upon these Contracts because favorable investment performance will be reflected in Contract values and because Prudential intends, if experience indicates that current charges will be greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.

VOTING RIGHTS

As described earlier, all of the assets held in the subaccounts will be invested in shares of the corresponding portfolios of the Funds. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at shareholders meetings of the Funds. However, Prudential will, as required by law, vote the shares of the Funds in accordance with voting instructions received from Contract owners at any regular and special shareholders meetings. A Fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Prudential, will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Funds in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act of 1940.

The number of Fund shares for which a Contract owner may give instructions is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which each Contract owner may give Prudential instructions will be determined as of the record date chosen by the Board of Directors of the applicable Fund. Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Prudential may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of a Fund's portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of a Fund's portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

SUBSTITUTION OF FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of such substitution.

REPORTS TO CONTRACT OWNERS

Once each year, Prudential will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values and transactions made and specific Contract data that apply only to your particular Contract. Currently we intend to provide three quarterly reports (in addition to the year-end statement) which provide abbreviated information pertinent to your own Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Prudential and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Account as of December 31, 1998 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Ching-Meei Chang, MAAA, FSA, Actuarial Director of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance
                                               --------------------------
Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master
---------------------------------------------
Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgement in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgement approving the class Settlement was appealed to the United States Court of Appeals for the Third Circuit, which upheld the district court's approval of the Stipulation of Settlement on July 23, 1998. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

Pursuant to the Settlement, Prudential agreed to provide and has been implementing an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance Contracts. As of December 31, 1998, based on an analysis of claims actually remedied, a sample of claims still to be remedied, and estimates of additional liabilities associated with the ADR program, management estimated the cost, before taxes, of remedying policyholder claims in the ADR process to be approximately $2.56 billion. While management believes these to be reasonable estimates based on available information, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential's financial position.

YEAR 2000 COMPLIANCE

The services provided to you as a purchaser of a Variable Universal Life Insurance Contract depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.
--

In addition, the operations of the mutual funds associated with the Variable Universal Life Insurance Contract could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

                                                                    REVISED

To address this potential problem Prudential organized its Year 2000 efforts around the following three areas:

 . BUSINESS SYSTEMS - Computer programs directly used to support our business;
  ----------------
 . INFRASTRUCTURE - Computers and other business equipment like telephones and
  --------------
  fax machines; and
 . BUSINESS PARTNERS - Year 2000 readiness of essential business partners.
  -----------------

BUSINESS SYSTEMS.  The business systems component includes a wide range of
-----------------
computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

INFRASTRUCTURE.  As with business applications, we established a specific
---------------
methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

BUSINESS PARTNERS.  Prudential recognizes the importance of determining the Year
------------------
2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Systems, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Variable Universal Life Insurance Contracts. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Variable Universal Life Insurance Contracts.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with the Variable Universal Life Insurance Contract will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of the Variable Universal Life Insurance Contract involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Prudential. Its address and telephone number are set forth on the inside front cover of this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                                                                    REVISED

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

                            DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2000). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1986. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. and Erie Plastics Corporation. Age 64. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 63. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 46. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 56. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, and Beverley Enterprises. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation and Dayton Hudson Corporation. Age 54. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MeidiaOne Group, Inc., AP Automotive Systems, Inc., The Dow Chemical Company and DTE Energy Company. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III--Director since 1991 (current term expires April, 2000). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, CBS Corporation, and Electronic Data Systems. Age 57. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., Fleet Trust and Investment Services Company, N.A., United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 62. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR.--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation and Owens Corning. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

                                                                     REVISED

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 56. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, and Alliant Techsystems. Age 67. Address:
751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company, The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 66. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 56. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 68. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company, Conti-Financial Corporation and Continental Grain Company. Age 67 Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum, Ltd., The Toronto-Dominion Bank and Ontario Hydro. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2000). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation and Moss Micro. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 69. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998.
Mr. Van Ness is also a director of Jersey Central Power & Light Company.  Age
64.  Address: 22 Chambers Street, Princeton, NJ 08542.

                                                                   Revised
PAUL A. VOLCKER--Director since 1988 (current term expires April, 2000). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman, Wolfensohn & Co., Inc. 1988 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a director of Nestle, S.A., and Bankers Trust New York Corporation as well as a Director of the Board of Overseers of TIAA-CREF. Age 71, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.


JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, MTC Investors, LLC., and AEA Investors, Inc. Age
65.  Address: One Williams Center, Tulsa, OK 74102.


                               PRINCIPAL OFFICERS


ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 56.

MICHAEL CAULFIELD--Executive Vice President, Financial Management since 1998; Chief Executive Officer, Prudential Investments from 1995 to 1998; Chief Executive Officer, Money Management Group in 1995; prior to 1995, President, Prudential Preferred Financial Services. Age 52.

MICHELE S. DARLING--Executive Vice President, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce. Age 45.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities,. Age 53.

MARK B. GRIER--Executive Vice President, Corporate Governance, since 1998; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 46.

JEAN D. HAMILTON--Executive Vice President, Institutional, since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 52.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing, since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 52.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance, since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd. Age 56.

JOHN V. SCICUTELLA--Executive Vice President, Individual Financial Services, since 1998; Chief Executive Officer, Individual Insurance Group from 1997 to 1998; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 49.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management, since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 45.

JAMES J. AVERY, JR.--Senior Vice President & Chief Actuary, Individual Insurance Group since 1997; President Prudential Select from 1996 to 1997; prior to 1995, Executive Vice President and Chief Operating Officer, Prudential Select. Age 47.

MARTIN A. BERKOWITZ--Senior Vice President, Financial Management, since 1998; Senior Vice President and Comptroller from 1995 to 1998; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 50.

WILLIAM M. BETHKE--Senior Vice President and Chief Investment Officer since 1997; prior to 1997, President, Capital Management Group. Age 51.

                                                                   Revised
ANNE E. BOSSI--Senior Vice President, Institutional, since 1998; President, Group Life & Disability 1997 to 1998; President, Group Life Insurance 1995 to 1997; prior to 1995, President, Northeastern Group Operations. Age 47

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 51.

THOMAS J. CARROLL-- Senior Vice President and Chief Auditor since 1999. Managing Director, Bankers Trust Company from 1996 to 1998; prior to 1996, Global Chief Auditor and Managing Director, Credit Suisse First Boston. Age 57.

THOMAS W. CRAWFORD--Senior Vice President, Individual Financial Services, since 1998; President and Chief Executive Officer, Prudential Property & Casualty Company from 1996 to 1998; Vice President, Prudential Property & Casualty Company in 1996; prior to 1996, President & CEO, Southern Heritage Insurance Company. Age 55.

WILLIAM D. FRIEL--Senior Vice President and Chief Information Officer since 1996; prior to 1996, Chief Executive Officer, Prudential Service Company. Age 60.

MICHAEL J. HINES--Senior Vice President, Marketing and Communications, since 1999; 1996 to 1998 Vice President, Marketing and Communications. Age 47.

RONALD P. JOELSON--Senior Vice President, Financial Management, since 1999. Senior Vice President, Guaranteed Products from 1996 to 1999; Vice President, Guaranteed Investments during 1996; prior to 1996, Managing Director, Retirement Services. Age 40.

IRA J. KLEINMAN--Senior Vice President, International Insurance, since 1997; prior to 1997, Chief Marketing & Product Development Officer. Age 51.

KATHLEEN KRALL--Senior Vice President, Individual Financial Services, since 1999; Vice President, Individual Financial Services from 1996 to 1999; Vice President, Operations and Systems from 1995 to 1996; prior to 1995 Vice President, Chase Manhattan Bank. Age 41.

JOYCE R. LEIBOWITZ--Senior Vice President, Management Internal Controls, since 1999; Vice President, Management Internal Controls from 1995 to 1999; prior to 1995 Integrated Control Officer. Age 51.

JOHN M. LIFTIN--Senior Vice President and General Counsel since 1998; Self-employed from 1997 to 1998; prior to 1997 Senior Vice President and General Counsel, Kidder & Peabody Group, Inc. Age 55.

NEIL A. McGUINNESS--Senior Vice President, Individual Financial Services, since 1996; Director, Putnam Investments, in 1996; prior to 1996, President, Fidelity Investment Employer Services Company. Age 52.

PRISCILLA A. MYERS--Senior Vice President, Demutualization, since 1998; Senior Vice President and Auditor from 1995 to 1998; prior to 1995, Vice President and Auditor. Age 48.

I. EDWARD PRICE--Senior Vice President, Individual Financial Services, since 1996; Senior Vice President and Actuary from 1995 to 1996; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 56.

ROBERT J. SULLIVAN--Senior Vice President, Individual Financial Services, since 1997; prior to 1997, Managing Director, Fidelity Investments. Age 60.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 41.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

ANTHONY S. PISZEL--Vice President and Controller since 1998; Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 44.


PRUDENTIAL OFFICERS ARE ELECTED ANNUALLY.

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 1998

                                                                                         SUBACCOUNTS
                                                    ------------------------------------------------------------------------------
                                                       MONEY        DIVERSIFIED                        FLEXIBLE      CONSERVATIVE
                                                       MARKET           BOND         EQUITY             MANAGED        BALANCED
                                                     PORTFOLIO       PORTFOLIO      PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                    ------------  -------------   --------------   --------------   --------------
ASSETS
   Investment in The Prudential Series Fund, Inc.
     Portfolios at net asset value [Note 3] .....   $112,731,079   $147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                    ------------   ------------   --------------   --------------   --------------
   Net Assets ...................................   $112,731,079   $147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                    ============   ============   ==============   ==============   ==============

NET ASSETS, representing:
   Equity of contract owners ....................   $112,731,079   $147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                    ------------   ------------   --------------   --------------   --------------
                                                    $112,731,079   $147,114,992   $1,516,736,886   $1,460,736,333   $1,126,162,749
                                                    ============   ============   ==============   ==============   ==============


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A1



                               SUBACCOUNTS (CONTINUED)
  -----------------------------------------------------------------------------
     HIGH
     YIELD            STOCK           EQUITY                        PRUDENTIAL
     BOND             INDEX           INCOME          GLOBAL         JENNISON
   PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
  -----------     ------------    ------------     ------------    ------------

  $92,745,342     $845,861,223    $454,271,316     $142,307,176    $203,957,589
  -----------     ------------    ------------     ------------    ------------
  $92,745,342     $845,861,223    $454,271,316     $142,307,176    $203,957,589
  ===========     ============    ============     ============    ============


  $92,745,342     $845,861,223    $454,271,316     $142,307,176    $203,957,589
  -----------     ------------    ------------     ------------    ------------
  $92,745,342     $845,861,223    $454,271,316     $142,307,176    $203,957,589
  ===========     ============    ============     ============    ============


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A2

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                    SUBACCOUNTS
                                                ------------------------------------------------------------------------------------

                                                             MONEY MARKET                           DIVERSIFIED BOND
                                                               PORTFOLIO                               PORTFOLIO
                                                ---------------------------------------- -------------------------------------------

                                                     1998         1997          1996         1998           1997            1996
                                                ------------   -----------   ----------- -------------   -----------    ------------

INVESTMENT INCOME
   Dividend income ...........................   $ 5,267,889   $ 5,094,912   $ 4,689,159   $ 8,588,103   $ 9,043,537    $ 7,158,122
                                                 -----------   -----------   -----------   -----------   -----------    -----------
EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk [Note 5A]       702,791       661,235       630,761       977,226       866,520        769,815
                                                 -----------   -----------   -----------   -----------   -----------    -----------
NET EXPENSES .................................       702,791       661,235       630,761       977,226       866,520        769,815
                                                 -----------   -----------   -----------   -----------   -----------    -----------
NET INVESTMENT INCOME (LOSS) .................     4,565,098     4,433,677     4,058,398     7,610,877     8,177,017      6,388,307
                                                 -----------   -----------   -----------   -----------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received ......             0             0             0       492,608     1,452,476              0
   Realized gain (loss) on shares redeemed ...             0             0             0       107,984       107,543         19,658
   Net change in unrealized gain (loss) on
     investments .............................             0             0             0       242,854      (702,474)    (2,104,541)
                                                 -----------   -----------   -----------   -----------   -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS ...............             0             0             0       843,446       857,545     (2,084,883)
                                                 -----------   -----------   -----------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................   $ 4,565,098   $ 4,433,677   $ 4,058,398   $ 8,454,323   $ 9,034,562    $ 4,303,424
                                                 ===========   ===========   ===========   ===========   ===========    ===========


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A3






                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
             EQUITY PORTFOLIO                        FLEXIBLE MANAGED PORTFOLIO               CONSERVATIVE BALANCED PORTFOLIO
-----------------------------------------   -----------------------------------------    ------------------------------------------
     1998         1997           1996           1998            1997          1996          1998          1997            1996
------------  ------------   ------------   ------------  -------------  ------------    ------------   ------------    -----------
$ 27,312,284  $ 28,870,327   $ 23,448,572   $ 46,336,137  $ 38,256,221   $ 32,750,578    $ 46,034,230   $ 45,612,319    $35,574,962
------------  ------------   ------------   ------------  ------------   ------------    ------------   ------------    -----------



  10,647,094     8,895,624      6,600,231     10,109,863     8,970,935      7,402,644       7,958,450      7,210,074      6,248,856
------------  ------------   ------------   ------------  ------------   ------------    ------------   ------------    -----------

  10,647,094     8,895,624      6,600,231     10,109,863     8,970,935      7,402,644       7,958,450      7,210,074      6,248,856
------------  ------------   ------------   ------------  ------------   ------------    ------------   ------------    -----------

  16,665,190    19,974,703     16,848,341     36,226,274    29,285,286     25,347,934      38,075,780     38,402,245     29,326,106
------------  ------------   ------------   ------------  ------------   ------------    ------------   ------------    -----------


 165,422,738    73,183,544     92,436,486    147,043,667   201,042,079    106,224,518      65,867,708    110,154,176     55,843,548
  14,951,173     7,311,176        755,380      2,295,592     3,097,268        487,657       1,526,727      2,680,112        627,498
 (78,932,919)  158,043,072     41,805,447    (58,722,618)  (37,001,732)    (5,082,172)      6,236,915    (36,006,094)    10,273,250
------------  ------------   ------------   ------------  ------------   ------------    ------------   ------------    -----------

 101,440,992   238,537,792    134,997,313     90,616,641   167,137,615    101,630,003      73,631,350     76,828,194     66,744,296
------------  ------------   ------------   ------------  ------------   ------------    ------------   ------------    -----------


$118,106,182  $258,512,495   $151,845,654   $126,842,915  $196,422,901   $126,977,937    $111,707,130   $115,230,439    $96,070,402
============  ============   ============   ============  ============   ============    ============   ============    ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A4

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                        SUBACCOUNTS
                                                      ----------------------------------------------------------------------------
                                                           HIGH YIELD BOND PORTFOLIO                  STOCK INDEX PORTFOLIO
                                                      ------------------------------------- --------------------------------------
                                                         1998         1997         1996         1998         1997         1996
                                                      -----------  -----------  ----------- ------------ ------------  -----------
INVESTMENT INCOME
   Dividend income..................................  $ 9,308,036  $ 8,213,223  $7,376,933  $  9,059,895 $  8,102,242  $ 6,724,618
                                                      -----------  -----------  ----------  ------------ ------------  -----------
EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk [Note 5A]......      697,446      618,514     532,324     5,175,364    3,790,129    2,544,825
                                                      -----------  -----------  ----------  ------------ ------------  -----------
NET EXPENSES........................................      697,446      618,514     532,324     5,175,364    3,790,129    2,544,825
                                                      -----------  -----------  ----------  ------------ ------------  -----------
NET INVESTMENT INCOME (LOSS)........................    8,610,590    7,594,709   6,844,609     3,884,531    4,312,113    4,179,793
                                                      -----------  -----------  ----------  ------------ ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received.............            0            0           0    12,847,130   17,197,911    4,749,836
   Realized gain (loss) on shares redeemed..........     (243,731)     311,580      20,787     6,237,946    6,786,808      263,052
   Net change in unrealized gain (loss) on
     investments....................................  (11,461,047)   2,620,272     581,780   153,992,330  113,415,557   61,075,735
                                                      -----------  -----------  ----------  ------------ ------------  -----------
NET GAIN (LOSS) ON INVESTMENTS......................  (11,704,778)   2,931,852     602,567   173,077,406  137,400,276   66,088,623
                                                      -----------  -----------  ----------  ------------ ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS........................  $(3,094,188) $10,526,561  $7,447,176  $176,961,937 $141,712,389  $70,268,416
                                                      ===========  ===========  ==========  ============ ============  ===========


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A5





                                                       SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
           EQUITY INCOME PORTFOLIO                        GLOBAL PORTFOLIO                  PRUDENTIAL JENNISON PORTFOLIO
------------------------------------------   ---------------------------------------   ----------------------------------------
     1998            1997          1996          1998         1997           1996          1998          1997           1996
------------    ------------   -----------   -----------   ----------    -----------   -----------    -----------    ----------
$ 12,342,267    $  9,608,504   $ 9,118,093   $ 1,738,704   $1,281,804    $ 1,778,642   $   298,391    $   157,623    $   64,455
------------    ------------   -----------   -----------   ----------    -----------   -----------    -----------    ----------



   3,262,956       2,532,105     1,767,583       843,008      686,676        446,499       933,952        439,584       149,932
------------    ------------   -----------   -----------   ----------    -----------   -----------    -----------    ----------
   3,262,956       2,532,105     1,767,583       843,008      686,676        446,499       933,952        439,584       149,932
------------    ------------   -----------   -----------   ----------    -----------   -----------    -----------    ----------
   9,079,311       7,076,399     7,350,510       895,696      595,128      1,332,143      (635,561)      (281,961)      (85,477)
------------    ------------   -----------   -----------   ----------    -----------   -----------    -----------    ----------



  27,501,162      39,390,070     9,133,917     5,918,263    5,120,114      1,298,584     2,902,977      5,052,341             0
     (99,580)      3,982,449       171,030     1,375,609      309,311         16,670       453,639        525,215             0
 (52,611,025)     59,248,683    32,816,172    18,668,316     (917,843)     9,125,406    42,669,927     10,743,964     3,012,624
------------    ------------   -----------   -----------   ----------    -----------   -----------    -----------    ----------

 (25,209,443)    102,621,202    42,121,119    25,962,188    4,511,582     10,440,660    46,026,543     16,321,520     3,012,624
------------    ------------   -----------   -----------   ----------    -----------   -----------    -----------    ----------


$(16,130,132)   $109,697,601   $49,471,629   $26,857,884   $5,106,710    $11,772,803   $45,390,982    $16,039,559    $2,927,147
============    ============   ===========   ===========   ==========    ===========   ===========    ===========    ==========


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A6

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT




STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                   SUBACCOUNTS
                                                     ------------------------------------------------------------------------------
                                                                     MONEY                                DIVERSIFIED
                                                                     MARKET                                   BOND
                                                                   PORTFOLIO                               PORTFOLIO
                                                     --------------------------------------  --------------------------------------
                                                         1998         1997         1996          1998         1997         1996
                                                     ------------  -----------  -----------  ------------ ------------ ------------
OPERATIONS
   Net investment income (loss)....................  $  4,565,098  $ 4,433,677  $ 4,058,398  $  7,610,877 $  8,177,017 $  6,388,307
   Capital gains distributions received............             0            0            0       492,608    1,452,476            0
   Realized gain (loss) on shares redeemed.........             0            0            0       107,984      107,543       19,658
   Net change in unrealized gain (loss) on
     investments...................................             0            0            0       242,854     (702,474)  (2,104,541)
                                                     ------------  -----------  -----------  ------------ ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS.......................     4,565,098    4,433,677    4,058,398     8,454,323    9,034,562    4,303,424
                                                     ------------  -----------  -----------  ------------ ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7]........................................    14,916,149   (6,936,043)     768,830     9,523,399    3,856,643   10,268,006
                                                     ------------  -----------  -----------  ------------ ------------ ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RETAINED IN THE ACCOUNT
   [Note 8]........................................    (1,854,444)    (147,721)   1,422,930        15,863     (196,475)    (142,209)

                                                     ------------  -----------  -----------  ------------ ------------ ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS............    17,626,803   (2,650,087)   6,250,158    17,993,585   12,694,730   14,429,221

NET ASSETS
   Beginning of year...............................    95,104,276   97,754,363   91,504,205   129,121,407  116,426,677  101,997,456
                                                     ------------  -----------  -----------  ------------ ------------ ------------
   End of year.....................................  $112,731,079  $95,104,276  $97,754,363  $147,114,992 $129,121,407 $116,426,677
                                                     ============  ===========  ===========  ============ ============ ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A7




                                  SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
                                                                  FLEXIBLE
                     EQUITY                                       MANAGED
                    PORTFOLIO                                    PORTFOLIO
----------------------------------------------------------------------------------------------
     1998            1997            1996            1998            1997            1996
---------------  -------------  --------------  --------------  --------------  --------------
$   16,665,190  $   19,974,703  $   16,848,341  $   36,226,274  $   29,285,286  $   25,347,934
   165,422,738      73,183,544      92,436,486     147,043,667     201,042,079     106,224,518
    14,951,173       7,311,176         755,380       2,295,592       3,097,268         487,657
   (78,932,919)    158,043,072      41,805,447     (58,722,618)    (37,001,732)     (5,082,172)
--------------  --------------  --------------  --------------  --------------  --------------


   118,106,182     258,512,495     151,845,654     126,842,915     196,422,901     126,977,937
--------------  --------------  --------------  --------------  --------------  --------------




    25,056,926      55,194,557     116,044,081     (15,176,695)     15,507,613      57,031,152
--------------  --------------  --------------  --------------  --------------  --------------



      (134,891)     (1,730,961)    (2,717,850)        (115,363)       (332,076)     (1,594,508)
--------------  --------------  --------------   -------------  --------------  --------------

   143,028,217     311,976,091     265,171,885     111,550,857     211,598,438     182,414,581

 1,373,708,669   1,061,732,578     796,560,693   1,349,185,476   1,137,587,038     955,172,457
--------------  --------------  --------------  --------------  --------------  --------------
$1,516,736,886  $1,373,708,669  $1,061,732,578  $1,460,736,333  $1,349,185,476  $1,137,587,038
==============  ==============  ==============  ==============  ==============  ==============







         SUBACCOUNTS (CONTINUED)
-----------------------------------------
                 CONSERVATIVE
                   BALANCED
                  PORTFOLIO
 ----------------------------------------
      1998           1997           1996
-------------- -------------- ----------
$   38,075,780 $   38,402,245 $ 29,326,106
    65,867,708    110,154,176   55,843,548
     1,526,727      2,680,112      627,498
     6,236,915    (36,006,094)  10,273,250
-------------- -------------- ------------

   111,707,130    115,230,439   96,070,402
-------------- -------------- ------------



   (13,835,007)    (5,484,215)  36,970,919
-------------- -------------- ------------


       (57,837)        98,440   (1,143,063)
-------------- -------------- ------------

    97,814,286    109,844,664  131,898,258

 1,028,348,463    918,503,799  786,605,541
-------------- -------------- ------------
$1,126,162,749 $1,028,348,463 $918,503,799
============== ============== ============



          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A8

                            FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT




STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                            HIGH YIELD                                 STOCK
                                                               BOND                                    INDEX
                                                             PORTFOLIO                                PORTFOLIO
                                             ----------------------------------------   -----------------------------------------
                                                  1998          1997         1996           1998           1997          1996
                                             ------------   -----------   -----------   ------------   ------------  ------------
OPERATIONS
   Net investment income (loss) ..........   $  8,610,590   $ 7,594,709   $ 6,844,609   $  3,884,531   $  4,312,113  $  4,179,793
   Capital gains distributions received ..              0             0             0     12,847,130     17,197,911     4,749,836
   Realized gain (loss) on shares redeemed       (243,731)      311,580        20,787      6,237,946      6,786,808       263,052
   Net change in unrealized gain (loss) on
     investments .........................    (11,461,047)    2,620,272       581,780    153,992,330    113,415,557    61,075,735
                                             ------------   -----------   -----------   ------------   ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .............     (3,094,188)   10,526,561     7,447,176    176,961,937    141,712,389    70,268,416
                                             ------------   -----------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7] ..............................      4,214,068       374,682     5,326,899     46,615,330     58,525,779    55,125,681
                                             ------------   -----------   -----------   ------------   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RETAINED IN THE ACCOUNT [Note 8] ......        (42,474)     (110,168)       52,425        111,800       (910,143)       82,144
                                             ------------   -----------   -----------   ------------   ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..      1,077,406    10,791,075    12,826,500    223,689,067    199,328,025   125,476,241


NET ASSETS
   Beginning of year .....................     91,667,936    80,876,861    68,050,361    622,172,156    422,844,131   297,367,890
                                             ------------   -----------   -----------   ------------   ------------  ------------
   End of year ...........................   $ 92,745,342   $91,667,936   $80,876,861   $845,861,223   $622,172,156  $422,844,131
                                             ============   ===========   ===========   ============   ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A9




                                                      SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                  EQUITY                                                                                 PRUDENTIAL
                  INCOME                                       GLOBAL                                     JENNISON
                 PORTFOLIO                                   PORTFOLIO                                    PORTFOLIO
-------------------------------------------- ------------------------------------------- ----------------------------------------
    1998           1997           1996           1998          1997           1996           1998           1997          1996
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------   -----------
$  9,079,311   $  7,076,399   $  7,350,510   $    895,696   $    595,128   $ 1,332,143   $   (635,561)  $  (281,961)  $   (85,477)
  27,501,162     39,390,070      9,133,917      5,918,263      5,120,114     1,298,584      2,902,977     5,052,341             0
     (99,580)     3,982,449        171,030      1,375,609        309,311        16,670        453,639       525,215             0

 (52,611,025)    59,248,683     32,816,172     18,668,316       (917,843)    9,125,406     42,669,927    10,743,964     3,012,624
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------   -----------


 (16,130,132)   109,697,601     49,471,629     26,857,884      5,106,710    11,772,803     45,390,982    16,039,559     2,927,147
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------   -----------




  29,232,315     36,671,034     23,125,635      7,049,239     17,556,139    24,827,377     67,125,943    34,918,336    30,275,275
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------   -----------


     139,884       (393,762)      (711,051)      (110,095)      (317,463)     (137,878)         9,553      (773,643)      385,656
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------   -----------

  13,242,067    145,974,873     71,886,213     33,797,028     22,345,386    36,462,302    112,526,478    50,184,252    33,588,078



 441,029,249    295,054,376    223,168,163    108,510,148     86,164,762    49,702,460     91,431,111    41,246,859     7,658,781
------------   ------------   ------------   ------------   ------------   -----------   ------------   -----------   -----------
$454,271,316   $441,029,249   $295,054,376   $142,307,176   $108,510,148   $86,164,762   $203,957,589   $91,431,111   $41,246,859
============   ============   ============   ============   ============   ===========   ============   ===========   ===========


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A16

                                      A10

                       NOTES TO FINANCIAL STATEMENTS OF
                  THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                                December 31, 1998

NOTE 1:   GENERAL

          The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Currently only proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL") and Prudential Survivorship Preferred ("SVUL") contracts invest in the Account. Beginning December 31, 1998 Prudential Variable Universal Life ("PVUL") contracts will invest in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are twenty subaccounts within the Account. PVUL contracts will offer the option to invest in fifteen of these subaccounts, each of which invest in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), or any of the following five additional non-Prudential administered funds: AIM V.I. Value Fund, American Century V.P. Value Fund, Janus Growth Portfolio, MFS Emerging Growth Series and the T. Rowe Price International Stock Portfolio. The Series Fund is a diversified open-ended management investment company, and is managed by Prudential.

          At December 31, 1998, there were no balances in the subaccounts pertaining to the non-Prudential administered funds.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments -- The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

          Security Transactions -- Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received -- Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                      A11

NOTE 3:   INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

          The net asset value per share (rounded) for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                                  PORTFOLIOS
                                                  ----------------------------------------------------------------------------------

                                                       MONEY      DIVERSIFIED                        FLEXIBLE          CONSERVATIVE
                                                      MARKET         BOND            EQUITY          MANAGED             BALANCED
                                                  ------------  ------------     --------------   --------------      --------------

          Number of shares:                         11,273,108    13,300,129         51,177,484       88,204,668          74,676,455

          Net asset value per share (rounded):    $      10.00  $      11.06     $        29.64   $        16.56      $        15.08

          Cost:                                   $112,731,079  $145,740,364     $1,245,561,920   $1,470,353,555      $1,105,257,789


                                                                            PORTFOLIOS (CONTINUED)
                                                  ----------------------------------------------------------------------------------

                                                       HIGH
                                                       YIELD           STOCK            EQUITY                          PRUDENTIAL
                                                       BOND            INDEX            INCOME          GLOBAL           JENNISON
                                                  ------------     ------------     -------------    ------------      -------------

          Number of shares:                         12,867,179       22,412,857       22,676,693        6,726,280         8,531,342
          Net asset value per share (rounded):    $       7.21     $      37.74     $      20.03     $      21.16      $      23.91
          Cost:                                   $102,198,960     $432,406,040     $398,053,240     $112,640,398      $147,249,669



NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          There were no outstanding PVUL contract owner units or PVUL contract owner equity as of December 31, 1998. Outstanding contract owner units, unit values and total value of contract owner equity for PVAL and SVUL at December 31, 1998 were as follows:

                                                                                       SUBACCOUNTS
                                                      ------------------------------------------------------------------------------

                                                         MONEY        DIVERSIFIED                       FLEXIBLE       CONSERVATIVE
                                                         MARKET          BOND             EQUITY         MANAGED         BALANCED
                                                        PORTFOLIO      PORTFOLIO         PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                      ------------    ------------    --------------  --------------  --------------

          Contract Owner Units Outstanding (PVAL) ..    43,275,555      40,203,520       196,836,394     266,548,472     215,680,064

          Unit Value (PVAL) ........................  $    1.66471    $    2.31632    $      4.66450  $      3.37370  $      2.83251
                                                      ------------    ------------    --------------  --------------  --------------

          Contract Owner Equity (PVAL) .............  $ 72,041,250    $ 93,124,216    $  918,143,358  $  899,254,580  $  610,915,939
                                                      ------------    ------------    --------------  --------------  --------------

          Contract Owner Units Outstanding
            (PVAL $100,000+ face) ..................    18,469,132      23,157,212       130,171,874     170,317,986     186,242,003

          Unit Value (PVAL $100,000+ face) .........  $    1.61689    $    2.24914    $      4.53028  $      3.27632  $      2.75065
                                                      ------------    ------------    --------------  --------------  --------------

          Contract Owner Equity (PVAL
            $100,000+ face) ........................  $ 29,862,556    $ 52,083,812    $  589,715,035  $  558,016,223  $  512,286,566
                                                      ------------    ------------    --------------  --------------  --------------

          Contract Owner Units Outstanding (SVUL) ..     9,533,065       1,604,230         5,533,875       2,370,679       2,109,337

          Unit Value (SVUL) ........................  $    1.13576    $    1.18871          $1.60439        $1.46183  $      1.40340
                                                      ------------    ------------    --------------  --------------  --------------

          Contract Owner Equity (SVUL) .............  $ 10,827,273    $  1,906,964        $8,878,493  $    3,465,530  $    2,960,244
                                                      ------------    ------------    --------------  --------------  --------------

          TOTAL CONTRACT OWNER EQUITY ..............  $112,731,079    $147,114,992    $1,516,736,886  $1,460,736,333  $1,126,162,749
                                                      ============    ============    ==============  ==============  ==============



                                      A12


                                                                                 SUBACCOUNTS (CONTINUED)
                                                     -------------------------------------------------------------------------------
                                                      HIGH YIELD         STOCK            EQUITY                         PRUDENTIAL
                                                         BOND            INDEX            INCOME          GLOBAL          JENNISON
                                                       PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     -----------     ------------      ------------    ------------     ------------
          Contract Owner Units Outstanding (PVAL)..   23,784,077       93,930,360        75,321,133      59,733,321       57,301,215

          Unit Value (PVAL) .......................  $   2.30936     $    5.63518      $    4.05205        $1.75630     $    2.54336
                                                     -----------     ------------      ------------    ------------     ------------

          Contract Owner Equity (PVAL) ............  $54,925,995     $529,314,487      $305,204,997    $104,909,632     $145,737,617
                                                     -----------     ------------      ------------    ------------     ------------

          Contract Owner Units Outstanding
            (PVAL $100,000+ face) .................   15,884,568       56,008,717        36,620,899      18,348,364       20,322,932

          Unit Value (PVAL $100,000+ face) ........  $   2.24346     $    5.47186      $    3.93413    $    1.73223     $    2.51579
                                                     -----------     ------------      ------------    ------------     ------------

          Contract Owner Equity (PVAL
            $100,000+ face) .......................  $35,636,392     $306,471,859      $144,071,378    $ 31,783,586     $ 51,128,228
                                                     -----------     ------------      ------------    ------------     ------------

          Contract Owner Units Outstanding (SVUL)..    1,831,645        4,821,807         3,091,081       3,609,961        3,235,344

          Unit Value (SVUL) .......................  $   1.19180     $    2.08944      $    1.61592        $1.55513     $    2.19196
                                                     -----------     ------------      ------------    ------------     ------------

          Contract Owner Equity (SVUL) ............  $ 2,182,955     $ 10,074,877      $  4,994,941    $  5,613,958     $  7,091,744
                                                     -----------     ------------      ------------    ------------     ------------

          TOTAL CONTRACT OWNER EQUITY .............  $92,745,342     $845,861,223      $454,271,316    $142,307,176     $203,957,589
                                                     ===========     ============      ============    ============     ============

NOTE 5:   CHARGES AND EXPENSES

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets representing equity of PVAL contract owners held in each subaccount. For contract owners investing in PVAL with face amounts of $100,000 or more the annual rate is 0.60%. For contract owners investing in SVUL the annual rate is 0.90%. For contract owners investing in PVUL the annual rate is 0.90%. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

          B.  Deferred Sales Charge

               A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

          C.   Partial Withdrawal Charge

               A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

           D.  Expense Reimbursement

               PVAL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

               SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios.

           E.  Cost of Insurance Charges

               Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.


                                      A13

NOTE 6:   TAXES

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

          The following amounts represent contract owner activity components for the years ended December 31, 1998 and 1997:


                                                                                                 SUBACCOUNTS
                                                                       -------------------------------------------------------------
                                                                           MONEY MARKET PORTFOLIO      DIVERSIFIED BOND PORTFOLIO
                                                                       ----------------------------  -------------------------------
                                                                            1998          1997            1998             1997
                                                                       --------------  ------------  ---------------  --------------
          Contract Owner Net Payments................................    $37,611,988   $43,029,352     $26,569,268      $27,918,752
          Policy Loans...............................................     (2,736,768)   (2,616,136)     (3,179,538)      (2,676,866)

          Policy Loan Repayment and Interest.........................      1,950,095     1,685,370       1,591,062        1,259,455
          Surrenders, Withdrawals and Death Benefits.................     (9,187,944)  (11,469,314)     (7,722,756)      (7,179,534)

          Net Transfers From (To) Other Subaccounts
            or Fixed Rate Options....................................     (4,007,277)  (27,263,357)      3,018,103       (3,556,460)

          Administrative and Other Charges...........................     (8,713,945)  (10,301,958)    (10,752,740)     (11,908,704)
                                                                         -----------   -----------      ----------      -----------
          Net Increase (Decrease) in Net Assets Resulting from
           Premium Payments and Other Operating Transfers............    $14,916,149   $(6,936,043)     $9,523,399      $ 3,856,643
                                                                         ===========   ===========      ==========      ===========
                                                                                           SUBACCOUNTS (CONTINUED)
                                                                       -------------------------------------------------------------
                                                                              EQUITY PORTFOLIO          FLEXIBLE MANAGED PORTFOLIO
                                                                       ----------------------------    -----------------------------
                                                                           1998            1997            1998             1997
                                                                       ------------    ------------    ------------    -------------
          Contract Owner Net Payments................................  $285,120,763    $293,586,658    $206,491,305    $230,098,301
          Policy Loans...............................................   (45,013,313)    (36,815,052)    (34,928,110)    (29,768,329)

          Policy Loan Repayment and Interest.........................    21,138,295      15,156,086      17,294,994      13,061,811
          Surrenders, Withdrawals and Death Benefits.................   (97,071,175)    (79,836,234)    (79,498,303)    (69,955,243)

          Net Transfers From (To) Other Subaccounts
            or Fixed Rate Options....................................    (7,299,784)        281,061     (18,229,089)    (12,348,231)

          Administrative and Other Charges...........................   131,817,860)   (137,177,962)   (106,307,492)   (115,580,696)
                                                                       ------------    ------------    ------------    ------------

          Net Increase (Decrease) in Net Assets Resulting from
            Premium Payments and Other Operating Transfers...........  $ 25,056,926    $ 55,194,557    $(15,176,695)   $ 15,507,613
                                                                       ============    ============    ============    ============

                                                                                           SUBACCOUNTS (CONTINUED)
                                                                       -------------------------------------------------------------
                                                                           CONSERVATIVE BALANCED              HIGH YIELD BOND
                                                                                PORTFOLIO                        PORTFOLIO
                                                                       -----------------------------    ----------------------------
                                                                            1998            1997            1998            1997
                                                                       ------------     ------------    -----------     ------------
          Contract Owner Net Payments................................  $172,963,578     $193,920,159    $20,544,444     $19,451,504
          Policy Loans...............................................   (24,402,529)     (21,017,180)    (2,652,877)     (2,378,667)

          Policy Loan Repayment and Interest.........................    13,921,518       10,130,000      1,492,709       1,433,405
          Surrenders, Withdrawals and Death Benefits.................   (68,346,109)     (68,407,322)    (7,617,762)     (6,747,487)

          Net Transfers From (To) Other Subaccounts
            or Fixed Rate Options....................................   (16,607,607)     (19,240,097)       945,487      (2,355,030)

          Administrative and Other Charges...........................   (91,363,858)    (100,869,775)    (8,497,933)     (9,029,043)
                                                                       ------------     ------------    -----------     -----------
          Net Increase (Decrease) in Net Assets Resulting from
            PremiumPayments and Other Operating Transfers............  $(13,835,007)    $ (5,484,215)   $ 4,214,068     $   374,682
                                                                       ============     ============    ===========     ===========


                                      A14

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)


                                                                                           SUBACCOUNTS (CONTINUED)
                                                                       -------------------------------------------------------------
                                                                             STOCK INDEX PORTFOLIO         EQUITY INCOME PORTFOLIO
                                                                       ------------------------------   ----------------------------
                                                                            1998             1997            1998           1997
                                                                       -------------     ------------    -----------    -----------
         Contract Owner Net Payments                                    $139,848,176     $126,688,004    $95,299,141    $79,016,436
         Policy Loans................................................    (21,632,900)     (15,814,797)   (12,921,751)    (9,558,454)

         Policy Loan Repayment and Interest..........................      8,895,587        5,919,148      5,682,713      3,893,428
         Surrenders, Withdrawals and Death Benefits..................    (40,266,311)     (32,499,126)   (27,141,623)   (21,564,128)

         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options.....................................     22,168,188       30,361,425      9,043,514     21,482,832
         Administrative and Other Charges............................    (62,397,410)     (56,128,875)   (40,729,679)   (36,599,080)
                                                                        ------------     ------------    -----------    -----------
         Net Increase (Decrease) in Net Assets Resulting from Premium
           Payments and Other Operating Transfers....................   $ 46,615,330     $ 58,525,779    $29,232,315    $36,671,034
                                                                        ============     ============    ===========    ===========


                                                                                          SUBACCOUNTS (CONTINUED)
                                                                       -------------------------------------------------------------
                                                                              GLOBAL PORTFOLIO         PRUDENTIAL JENNISON PORTFOLIO
                                                                       ----------------------------    -----------------------------
                                                                            1998            1997            1998           1997
                                                                       -------------    -----------     -----------     -----------
         Contract Owner Net Payments                                     $35,377,261    $34,211,689     $57,263,567     $34,294,641
         Policy Loans................................................     (3,157,015)    (2,628,076)     (4,014,420)     (1,732,453)

         Policy Loan Repayment and Interest..........................      1,774,955      1,262,980       1,563,575         744,576
         Surrenders, Withdrawals and Death Benefits..................     (8,032,750)    (7,075,480)     (7,435,590)     (3,227,110)

         Net Transfers From (To) Other Subaccounts
           or Fixed Rate Options.....................................     (6,124,691)     4,870,997      39,232,682      16,630,147
         Administrative and Other Charges............................    (12,788,521)   (13,085,971)    (19,483,871)    (11,791,465)

         Net Increase (Decrease) in Net Assets Resulting from Premium    -----------    -----------     -----------     -----------
           Payments and Other Operating Transfers....................    $ 7,049,239    $17,556,139     $67,125,943     $34,918,336
                                                                         ===========    ===========     ===========     ===========

NOTE 8:  NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

         The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Prudential to (from) the Account. Effective October 13, 1998, Prudential no longer maintains a position in the Account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

NOTE 9:  UNIT ACTIVITY

         Transactions in units (including transfers among subaccounts) for the years ended December 31, 1998 and 1997 were as follows:

                                                                                SUBACCOUNTS
                                          ------------------------------------------------------------------------------------------

                                                   MONEY                        DIVERSIFIED
                                                   MARKET                           BOND                           EQUITY
                                                 PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                          -------------------------     ---------------------------     ----------------------------

                                              1998          1997            1998            1997            1998            1997
                                          -----------   -----------     -----------     -----------     -----------     ------------

         Contract Owner Contributions:     69,014,332    65,667,687      19,897,577      16,213,787      81,572,816      92,473,729
         Contract Owner Redemptions:      (57,752,616)  (69,425,851)    (15,092,779)    (14,250,810)    (74,174,443)    (76,628,697)



                                                                          SUBACCOUNTS (CONTINUED)
                                          ------------------------------------------------------------------------------------------

                                                 FLEXIBLE                       CONSERVATIVE                     HIGH YIELD
                                                  MANAGED                         BALANCED                          BOND
                                                 PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                          ---------------------------    ---------------------------    ----------------------------

                                              1998            1997           1998            1997           1998            1997
                                          -----------     -----------    -----------     -----------    -----------     ------------

         Contract Owner Contributions:     76,938,185      93,973,164     78,380,210      93,048,913     19,318,322      17,186,033
         Contract Owner Redemptions:      (81,055,189)    (87,813,519)   (82,911,926)    (94,880,956)   (16,933,871)    (16,878,090)



                                      A15



                                                                            SUBACCOUNTS (CONTINUED)
                                          ------------------------------------------------------------------------------------------

                                                  STOCK INDEX                  EQUITY INCOME                       GLOBAL
                                                   PORTFOLIO                     PORTFOLIO                       PORTFOLIO
                                          ---------------------------   ---------------------------     ----------------------------

                                             1998            1997           1998            1997            1998            1997
                                          -----------     -----------   -----------     -----------     -----------     ------------

           Contract Owner Contributions:   45,264,098      50,408,149    34,330,488      34,569,866      32,534,226      37,198,997
           Contract Owner Redemptions:    (34,390,053)    (34,222,528)  (26,544,454)    (24,004,754)    (27,960,335)    (24,567,571)



                                                  SUBACCOUNTS (CONTINUED)
                                           -------------------------------------
                                                   PRUDENTIAL JENNISON
                                                       PORTFOLIO
                                           -------------------------------------
                                              1998                    1997
                                           -----------            --------------
           Contract Owner Contributions:    53,654,104             36,782,725
           Contract Owner Redemptions:     (22,113,796)           (16,099,947)

NOTE 10:   PURCHASES AND SALES OF INVESTMENTS

           The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1998 were as follows:


                                                                                   PORTFOLIOS
                                                ----------------------------------------------------------------------------------
                                                     MONEY         DIVERSIFIED                      FLEXIBLE       CONSERVATIVE
                                                    MARKET            BOND           EQUITY          MANAGED         BALANCED
                                                -------------    -------------    ------------   ------------     ----------------
         Purchases.........................     $ 57,177,894      $15,015,417    $ 72,079,382    $ 16,973,713     $ 11,684,173
         Sales.............................     $(44,818,980)     $(6,242,732)   $(55,820,468)   $(40,983,032)    $(32,494,317)


                                                                             PORTFOLIOS (CONTINUED)
                                                ----------------------------------------------------------------------------------
                                                  HIGH YIELD          STOCK          EQUITY                         PRUDENTIAL
                                                     BOND             INDEX          INCOME         GLOBAL           JENNISON
                                                -------------    -------------    ------------   ------------     ----------------
         Purchases.........................     $ 19,316,751     $ 67,429,443     $ 43,196,936   $ 16,771,209      $ 69,593,982
         Sales.............................     $(15,842,603)    $(25,048,171)    $(16,697,526)  $(10,675,075)     $ (3,377,329)



NOTE 11: RELATED PARTY TRANSACTIONS

         Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 1998. Equity of contract owners in the Flexible Managed subaccount at December 31, 1998 includes approximately $259.7 million owned by Prudential.

                                      A16

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Variable Universal Life Subaccounts of the
Prudential Variable Appreciable Account
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Global Portfolio, and Prudential Jennison Portfolio of the Variable Universal Life Subaccounts of the Prudential Variable Appreciable Account at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
March 19, 1999


                                      A17



      THE PRUDENTIAL INSURANCE
      COMPANY OF AMERICA


      CONSOLIDATED FINANCIAL STATEMENTS AND
      REPORT OF INDEPENDENT ACCOUNTANTS
      DECEMBER 31, 1998 AND 1997

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                          1998             1997
                                                                                                          ----             ----
ASSETS
  Fixed maturities:
     Available for sale, at  fair value (amortized cost, 1998: $76,997; 1997: $71,496)                $  80,158         $  75,270
     Held to maturity, at amortized cost (fair value, 1998: $17,906; 1997: $19,894)                      16,848            18,700
  Trading account assets, at fair value                                                                   8,888             6,347
  Equity securities, available for sale, at fair value (cost, 1998: $2,583; 1997: $2,376)                 2,759             2,810
  Mortgage loans on real estate                                                                          16,495            16,004
  Investment real estate                                                                                    801             1,519
  Policy loans                                                                                            7,476             7,034
  Securities purchased under agreements to resell                                                        10,252             8,661
  Cash collateral for borrowed securities                                                                 5,622             5,047
  Other long-term investments                                                                             2,658             2,489
  Short-term investments                                                                                  9,781            12,106
                                                                                                      ---------         ---------
     Total investments                                                                                  161,738           155,987

  Cash                                                                                                    1,943             1,859
  Accrued investment income                                                                               1,795             1,909
  Broker-dealer related receivables                                                                      10,142             8,442
  Deferred policy acquisition costs                                                                       6,462             6,083
  Other assets                                                                                           15,721            11,452
  Separate Account assets                                                                                81,621            73,839
                                                                                                      ---------         ---------
TOTAL ASSETS                                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========
LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits                                                                               $ 69,129          $ 67,367
  Policyholders' account balances                                                                        30,974            33,246
  Unpaid claims and claim adjustment expenses                                                             3,860             4,864
  Policyholders' dividends                                                                                1,444             1,269
  Securities sold under agreements to repurchase                                                         21,486            12,347
  Cash collateral for loaned securities                                                                   7,132            14,117
  Income taxes payable                                                                                      785               500
  Broker-dealer related payables                                                                          6,530             3,338
  Securities sold but not yet purchased                                                                   5,771             3,648
  Other liabilities                                                                                      16,169            14,659
  Short-term debt                                                                                        10,082             6,774
  Long-term debt                                                                                          4,734             4,273
  Separate Account liabilities                                                                           80,931            73,451
                                                                                                      ---------         ---------
           Total liabilities                                                                            259,027           239,853
                                                                                                      ---------         ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 16)
EQUITY
  Accumulated other comprehensive income                                                                  1,232             1,661
  Retained earnings                                                                                      19,163            18,057
                                                                                                      ---------         ---------
            Total equity                                                                                 20,395            19,718
                                                                                                      ---------         ---------
TOTAL LIABILITIES AND EQUITY                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                              1998        1997        1996
                                                              ----        ----        ----
REVENUES
  Premiums                                                  $  9,024    $  9,005    $  9,999
  Policy charges and fee income                                1,462       1,434       1,490
  Net investment income                                        9,520       9,456       9,461
  Realized investment gains, net                               2,630       2,168       1,128
  Commissions and other income                                 4,451       4,481       4,512
                                                            --------    --------    --------
           Total revenues                                     27,087      26,544      26,590
                                                            --------    --------    --------
BENEFITS AND EXPENSES
  Policyholders' benefits                                      9,976      10,076      11,094
  Interest credited to policyholders' account balances         1,806       2,044       2,251
  Dividends to policyholders                                   2,478       2,422       2,339
  General and administrative expenses                          9,720       8,992       8,956
  Sales practices remedies                                       510       1,640         410
                                                            --------    --------    --------
           Total benefits and expenses                        24,490      25,174      25,050
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          2,597       1,370       1,540
                                                            --------    --------    --------
  Income taxes
    Current                                                    1,185         101         556
    Deferred                                                    (215)        306        (376)
                                                            --------    --------    --------
                                                                 970         407         180
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                              1,627         963       1,360
                                                            --------    --------    --------
DISCONTINUED OPERATIONS
  Loss from Healthcare operations, net of taxes                 (298)       (353)       (282)
  Loss on disposal of Healthcare operations, net of taxes       (223)       --          --
                                                            --------    --------    --------
    Net loss from discontinued operations                       (521)       (353)       (282)
                                                            --------    --------    --------
NET INCOME                                                  $  1,106    $    610    $  1,078
                                                            ========    ========    ========



                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                     ------------------------------------------------------
                                                       FOREIGN        NET                      TOTAL
                                                      CURRENCY     UNREALIZED   PENSION   ACCUMULATED OTHER
                                                     TRANSLATION   INVESTMENT  LIABILITY    COMPREHENSIVE      RETAINED      TOTAL
                                                     ADJUSTMENTS     GAINS     ADJUSTMENT      INCOME          EARNINGS     EQUITY
                                                     -------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1996                                $ (24)      $ 2,397       $  --       $ 2,373        $ 16,369     $ 18,742
Comprehensive income (loss):
  Net income                                                                                                    1,078        1,078
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (32)                                    (32)                         (32)
     Change in net unrealized investment gains                       (1,261)                   (1,261)                      (1,261)
     Additional pension liability adjustment                                         (4)           (4)                          (4)
                                                                                                                          --------
  Other comprehensive income (loss)                                                                                         (1,297)
                                                                                                                          --------
Total comprehensive income (loss)                                                                                             (219)
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                                (56)        1,136          (4)        1,076          17,447       18,523
Comprehensive income:
  Net income                                                                                                      610          610
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (29)                                    (29)                         (29)
     Change in net unrealized investment gains                          616                       616                          616
     Additional pension liability adjustment                                         (2)           (2)                          (2)
                                                                                                                          --------
  Other comprehensive income                                                                                                   585
                                                                                                                          --------
Total comprehensive income                                                                                                   1,195
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                (85)        1,752          (6)        1,661          18,057       19,718
Comprehensive income:
  Net income                                                                                                    1,106        1,106
  Other comprehensive income, net of tax:
     Change in foreign currency translation
       adjustments                                         54                                      54                           54
     Change in net unrealized investment gains                         (480)                     (480)                        (480)
     Additional pension liability adjustment                                         (3)           (3)                          (3)
                                                                                                                          --------
  Other comprehensive income                                                                                                  (429)
                                                                                                                          --------
Total comprehensive income                                                                                                     677
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                              $ (31)      $ 1,272        $ (9)      $ 1,232        $ 19,163     $ 20,395
                                                     =============================================================================


                   SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                       1998         1997        1996
                                                                       ----         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   1,106    $     610    $   1,078
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                 (2,660)      (2,209)      (1,138)
        Policy charges and fee income                                    (135)        (258)        (208)
        Interest credited to policyholders' account balances            1,806        2,044        2,251
        Depreciation and amortization                                     305          258          266
        Loss (gain) on disposal of businesses                             223         --           (116)
        Change in:
           Deferred policy acquisition costs                             (165)        (142)        (122)
           Future policy benefits and other insurance liabilities         584        2,762        2,471
           Securities purchased under agreements to resell             (1,591)      (3,314)        (217)
           Trading account assets                                      (2,540)      (1,825)        (433)
           Income taxes receivable/payable                                594       (1,391)        (937)
           Cash collateral for borrowed securities                       (575)      (2,631)        (332)
           Cash collateral for securities loaned (net)                 (6,985)       5,668        2,891
           Broker-dealer related receivables/payables                   1,495         (672)        (607)
           Securities sold but not yet purchased                        2,122        1,633          251
           Securities sold under agreements to repurchase               9,139        4,844         (490)
         Other, net                                                    (5,168)       4,142       (1,334)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM OPERATING ACTIVITIES                    (2,445)       9,519        3,274
                                                                    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                          123,151      123,550      123,368
        Fixed maturities, held to maturity                              4,466        4,042        4,268
        Equity securities, available for sale                           2,792        2,572        2,162
        Mortgage loans on real estate                                   4,839        4,299        5,731
        Investment real estate                                          1,364        1,842          615
        Other long-term investments                                     1,848        5,081        3,203
        Disposal of businesses                                           --           --             52
  Payments for the purchase of:
        Fixed maturities, available for sale                         (126,742)    (129,854)    (125,093)
        Fixed maturities, held to maturity                             (2,244)      (2,317)      (2,844)
        Equity securities, available for sale                          (2,547)      (2,461)      (2,384)
        Mortgage loans on real estate                                  (4,885)      (3,363)      (1,906)
        Investment real estate                                            (31)        (241)        (142)
        Other long-term investments                                    (1,415)      (4,148)      (2,060)
  Short-term investments (net)                                          2,145       (2,848)      (1,915)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM INVESTING ACTIVITIES                     2,741       (3,846)       3,055
                                                                    ---------    ---------    ---------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                        1998         1997       1996
                                                        ----         ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits                       6,955       5,020       2,676
  Policyholders' account withdrawals                  (11,111)     (9,873)     (8,099)
  Net increase in short-term debt                       2,422         305         583
  Proceeds from the issuance of long-term  debt         1,940         324          93
  Repayments of long-term debt                           (418)       (464)     (1,306)
                                                     --------    --------    --------
           CASH FLOWS USED IN FINANCING ACTIVITIES       (212)     (4,688)     (6,053)
                                                     --------    --------    --------
NET INCREASE IN CASH                                       84         985         276

CASH, BEGINNING OF YEAR                                 1,859         874         598
                                                     --------    --------    --------
CASH, END OF YEAR                                    $  1,943    $  1,859    $    874
                                                     ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid                                    $    163    $    968    $    793
                                                     --------    --------    --------
Interest paid                                        $    864    $    708    $    595
                                                     --------    --------    --------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide financial services throughout the United States and several locations worldwide. The Company's businesses provide a full range of insurance, investment, securities brokerage and other financial products and services to both retail consumers and institutions. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified voters and regulatory approval. There can be no assurance that the Company will demutualize or, if it does so, when demutualization will occur.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, and its consolidated subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, and the effects on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income."

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and, for performing loans collectively evaluated, a portfolio review. The loan specific review includes consideration of expected future cash flows relative to outstanding balances. The portfolio review includes consideration of the composition of the loan portfolio, current economic conditions, past results, current trends, the estimated aggregate value of the underlying collateral, and other relevant environmental factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans, identified in management's specific review of probable loan losses, are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

     Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

     INVESTMENT REAL ESTATE to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. In reviewing recoverability, an impairment loss is recognized for an other than temporary decline in value to the extent the reduction in carrying values of investment real estate exceeds estimated undiscounted future cash flows. Charges relating to real estate to be disposed of and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties.

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased or resold is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

     CASH

     Cash includes cash on hand, amounts due from banks, and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised. The average rate of assumed investment yield in estimating expected gross margins was 9.97%, 9.39%, and 8.39% for 1998, 1997 and 1996, respectively. Deferred policy acquisition costs related to non-participatory term insurance are amortized over the expected life of the contracts in proportion to the premium income.

     For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     For disability insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables and reserves for sales practice remediation costs.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are recorded, net of related hedge gains and losses and income taxes, as "Other comprehensive income," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's broker-dealer subsidiary.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and those used by the Company include swaps, futures, forwards and options contracts. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

     To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose subsidiary to meet the needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading are recorded at fair value in "Trading account assets," "Other liabilities" or "Receivables from/Payables to broker-dealer clients" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delayed the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company adopted the delayed provisions of SFAS 125 in 1998. The adoption of SFAS 125 did not have a material impact on the Company's results of operations or financial position.

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

     During 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which was issued by the FASB in February 1998. This statement standardizes the disclosure requirements for pensions and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets and eliminates certain disclosures. This statement is limited to changes in reporting and presentation and does not change recognition or measurement of pension or other postretirement benefit plans. Therefore, its adoption did not affect the Company's financial position or results of operations.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 did not have a material effect on the Company's financial condition or results of operations. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

     SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

     In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
     Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its HealthCare business to Aetna Inc. ("Aetna"). Included in this transaction are the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") businesses. The transaction was approved by the boards of directors of both companies and is expected to be completed in the second quarter of 1999, subject to review by federal antitrust authorities and approval by state regulators, and other customary closing conditions. Proceeds from the sale will consist of $500 million of cash and $500 million of Aetna three year senior notes.

     Loss from operations of discontinued businesses for 1998 includes results through December 31, 1998 (the measurement date). The Statements of Operations for 1997 and 1996 have been restated to conform with the 1998 presentation. Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations. The following table presents the results of operations and the loss on the disposal of the Company's HealthCare business, determined as of the measurement date, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 and 1996 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                                            1998        1997        1996
                                                          ---------   ---------   ---------
                                                                   (In Millions)
     Revenues                                             $  7,461    $ 10,305    $  9,187
     Policyholder benefits                                  (6,064)     (8,484)     (7,711)
     General and administrative expenses                    (1,822)     (2,364)     (1,921)
                                                          ---------   ---------   ---------
     Loss before income taxes                                 (425)       (543)       (445)
     Income tax benefit                                        127         190         163
                                                          ---------   ---------   ---------
     Loss from operations                                     (298)       (353)       (282)
     Loss on disposal, net of tax benefit of $131             (223)          -           -
                                                          ---------   ---------   ---------
     Loss from discontinued operations, net of taxes      $   (521)   $   (353)   $   (282)
                                                          =========   =========   =========

     The loss on disposal includes anticipated operating losses to be incurred by the HealthCare business subsequent to the measurement date through the expected date of the sale, as well as estimates of other costs the Company will incur in connection with the disposition of the HealthCare business. Actual amounts may differ from these estimates. These include costs attributable to facilities closure and systems terminations, severance, payments to Aetna related to the ASO business, and estimated payments in connection with an agreement covering the fully insured medical and dental business. The latter agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the agreement for the years 1999 and 2000. The loss on disposition was reduced by the estimated impact of expected modifications of certain pension and other postretirement benefit plans in which employees of the HealthCare business participate. This amount includes curtailment gains and the cost of termination benefits. (See Note 9.)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table presents the assets and liabilities pertaining to the Company's HealthCare business at December 31, 1998 which are included in the Company's Consolidated Statements of Financial Position.

                                                    (In Millions)

     Cash and investments                              $ 1,652
     Other assets                                        1,030
                                                       -------
     Total assets                                        2,682

     Future policy benefits                              1,241
     Other liabilities                                   1,105
                                                       -------
     Total liabilities                                   2,346
                                                       -------

     Net assets                                        $   336
                                                       =======


4.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                            1998
                                                             -------------------------------------------------------------
                                                                                  GROSS           GROSS
                                                              AMORTIZED        UNREALIZED      UNREALIZED       ESTIMATED
                                                                 COST             GAINS          LOSSES         FAIR VALUE
                                                             ----------        ----------      ----------       ----------
                                                                                       (In Millions)
     FIXED MATURITIES AVAILABLE FOR SALE
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  5,761          $    580         $     9         $  6,332

     Obligations of U.S. states and
       their political subdivisions                             2,672               204               1            2,875

     Foreign government bonds                                   3,156               253              52            3,357

     Corporate securities                                      57,373             2,545             553           59,365

     Mortgage-backed securities                                 7,935               208              14            8,129

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 76,997          $  3,790         $   629         $ 80,158
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,583          $    472         $   296         $  2,759
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                          1998
                                                             ------------------------------------------------------------
                                                                               GROSS            GROSS
                                                              AMORTIZED     UNREALIZED        UNREALIZED        ESTIMATED
                                                                 COST          GAINS            LOSSES         FAIR VALUE
                                                             ----------     ----------        ----------       ----------
     FIXED MATURITIES HELD TO MATURITY                                              (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies               $    5          $     -           $     -           $    5

     Obligations of U.S. states and
        their political subdivisions                               62                2                 1               63

     Foreign government bonds                                      31                4                 -               35

     Corporate securities                                      16,699            1,096                49           17,746

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                        50                6                 -               56
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 16,848         $  1,108           $    50         $ 17,906
                                                             ============================================================


                                                                                        1997
                                                           -------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                                               COST             GAINS           LOSSES         FAIR VALUE
                                                            ---------        ----------       -----------      ----------
     FIXED MATURITIES AVAILABLE FOR SALE                                           (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  9,071          $    671          $    -         $  9,742

     Obligations of U.S. states and
       their political subdivisions                             1,529               152               -            1,681

     Foreign government bonds                                   3,177               218              17            3,378

     Corporate securities                                      50,043             2,611             144           52,510

     Mortgage-backed securities                                 7,576               288               5            7,859

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 71,496         $   3,940         $   166        $  75,270
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,376          $    680         $   246         $  2,810
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                         1997
                                                           ---------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                               COST             GAINS            LOSSES         FAIR VALUE
                                                           -----------       ----------        -----------      ----------
                                                                                     (In Millions)
     FIXED MATURITIES HELD TO MATURITY
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies              $    88          $     -           $     -          $    88

     Obligations of U.S. states and
        their political subdivisions                              152                4                 1              155

     Foreign government bonds                                      33                5                 -               38

     Corporate securities                                      18,282            1,212                34           19,460

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                       144                8                 -              152
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 18,700         $  1,229           $    35         $ 19,894
                                                             ============================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1998, is shown below:

                                                        AVAILABLE FOR SALE                HELD TO MATURITY
                                                    ----------------------------        -----------------------
                                                                    ESTIMATED                        ESTIMATED
                                                    AMORTIZED          FAIR             AMORTIZED       FAIR
                                                      COST            VALUE               COST         VALUE
                                                    ------------  --------------        -----------  ----------
                                                              (In Millions)                 (In Millions)
     Due in one year or less                        $   2,638       $    2,644          $    730     $    736
     Due after one year through five years             17,551           17,874             4,326        4,465
     Due after five years through ten years            19,523           19,976             6,783        7,162
     Due after ten years                               29,350           31,535             5,008        5,542
     Mortgage-backed securities                         7,935            8,129                 1            1
                                                    ---------       ----------          --------     --------
            Total                                   $  76,997       $   80,158          $ 16,848     $ 17,906
                                                    =========       ==========          ========     ========

     Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 1998, 1997 and 1996 were $4,466 million, $4,042 million and $4,268 million, respectively. Gross gains of $135 million, $62 million and $78 million, and gross losses of $2 million, $1 million and $7 million, were realized on prepayment of held to maturity fixed maturities during 1998, 1997 and 1996, respectively.

     Proceeds from the sale of available for sale fixed maturities during 1998, 1997 and 1996 were $119,096 million, $120,604 million and $121,910 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1998, 1997 and 1996 were $ 4,055 million, $2,946 million and $1,458 million, respectively. Gross gains of $1,765 million, $1,310 million and $1,562 million and gross losses of $443 million, $639 million and $1,026 million were realized on sales and prepayments of available for sale fixed maturities during 1998, 1997 and 1996, respectively.

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $96 million, $13 million and $54 million for the years 1998, 1997 and 1996, respectively.

     During the years ended December 31, 1998 and December 31, 1997, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $73 million and $27 million, respectively with gross unrealized investment losses of $.4 million and gross unrealized investment gains of $.6 million included during the years ended December 31, 1998 and 1997, respectively, in "Accumulated other comprehensive income" at the time of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:


                               AMOUNT     PERCENTAGE      AMOUNT      PERCENTAGE
                            (IN MILLIONS)  OF TOTAL    (IN MILLIONS)   OF TOTAL
                            ------------- ----------   -------------  ----------
                                        1998                       1997
                            ------------------------   -------------------------
     Office buildings         $  4,267       25.2%       $  4,692       28.5%
     Retail stores               3,021       17.9%          3,078       18.7%
     Residential properties        716        4.2%            891        5.4%
     Apartment complexes         4,362       25.8%          3,551       21.6%
     Industrial buildings        1,989       11.8%          1,958       11.9%
     Agricultural properties     1,936       11.4%          1,666       10.1%
     Other                         631        3.7%            618        3.8%
                              --------      -----        --------      -----
       Subtotal                 16,922      100.0%         16,454      100.0%
                                            =====                      =====
     Allowance for losses         (427)                      (450)
                              --------                   --------
     Net carrying value       $ 16,495                   $ 16,004
                              ========                   ========

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.8%) and New York (9.5%) at December 31, 1998. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $87 million and $225 million at December 31, 1998 and 1997, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                 1998       1997       1996
                                                 -----      -----      -----
                                                        (In Millions)

     Allowance for losses, beginning of year     $ 450      $ 515      $ 862
     Additions charged to operations               -          -          -
     Release of allowance for losses               -          (41)      (247)
     Charge-offs, net of recoveries                (23)       (24)      (100)
                                                 -----      -----      -----
     Allowance for losses, end of year           $ 427      $ 450      $ 515
                                                 =====      =====      =====


     The $41 million and $247 million reductions of the mortgage loan allowance for losses in 1997 and 1996, respectively, are primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     Impaired mortgage loans identified in management's specific review of probable loan losses and related allowance for losses at December 31, are as follows:

                                                             1998        1997
                                                            -------     -------
                                                              (In Millions)

     Impaired mortgage loans with allowance for losses      $   149     $   330
     Impaired mortgage loans with no allowance for losses       924       1,303
     Allowance for losses                                       (45)        (97)
                                                            -------     -------
     Net carrying value of impaired mortgage loans          $ 1,028     $ 1,536
                                                            =======     =======

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $1,329 million, $2,102 million and $2,842 million during 1998, 1997 and 1996, respectively. Net investment income recognized on these loans totaled $94 million, $140 million and $265 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     INVESTMENT REAL ESTATE

     The Company's "Investment real estate" of $801 million and $1,519 million at December 31, 1998 and 1997, respectively, is held through direct ownership. Of the Company's real estate, $675 million and $1,490 million consists of commercial and agricultural assets held for disposal at December 31, 1998 and 1997, respectively. Impairment losses aggregated $8 million, $40 million and $38 million for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3,135 million and $2,783 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $3,727 million and $2,352 million at December 31, 1998 and 1997, respectively, were held in voluntary trusts. Of this amount, $3,131 million and $1,801 million at December 31, 1998 and 1997, respectively, related to the multi-state policyholder settlement as described in Note 16. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $403 million and $632 million at December 31, 1998 and 1997, respectively, were maintained as compensating balances, which do not legally restrict the use of the funds, or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $2,366 million and $1,835 million at December 31, 1998 and 1997, respectively, were included in the consolidated financial statements in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $2,658 million and $2,489 million as of December 31, 1998 and 1997, respectively, are comprised of $1,007 million and $1,498 million in real estate related interests and $1,651 million and $991 million of non-real estate related interests. The Company's share of net income from such entities was $285 million, $411 million and $245 million for 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities - available for sale               $  5,366      $  5,074      $  4,871
     Fixed maturities - held to maturity                    1,406         1,622         1,793
     Trading account assets                                   677           504           444
     Equity securities  - available for sale                   54            52            81
     Mortgage loans on real estate                          1,525         1,555         1,690
     Investment real estate                                   230           565           685
     Policy loans                                             410           396           384
     Securities purchased under agreements to resell           18            15            11
     Receivables from broker-dealer clients                   836           706           579
     Short-term investments                                   725           697           702
     Other investment income                                  415           520           559
                                                         --------      --------      --------
     Gross investment income                               11,662        11,706        11,799
     Less investment expenses                              (2,035)       (2,038)       (2,130)
                                                         --------      --------      --------
     Subtotal                                               9,627         9,668         9,669
     Less amount relating to discontinued operations         (107)         (212)         (208)
                                                         --------      --------      --------
     Net investment income                               $  9,520      $  9,456      $  9,461
                                                         ========      ========      ========

     REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities                                    $  1,381      $    684      $    513
     Mortgage loans on real estate                             22            68           248
     Investment real estate                                   642           700            76
     Equity securities - available for sale                   427           363           267
     Other                                                    188           394            34
                                                         --------      --------      --------
     Subtotal                                               2,660         2,209         1,138
     Less amounts related to discontinued operations          (30)          (41)          (10)
                                                         --------      --------      --------
     Realized investment gains, net                      $  2,630      $  2,168      $  1,128
                                                         ========      ========      ========

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1998 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $1 million, $23 million and $13 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                               1998         1997         1996
                                                                              -------      -------      -------
                                                                                        (In Millions)
     Net unrealized investment gains, beginning of year                       $ 1,752      $ 1,136      $ 2,397
     Changes in net unrealized investment gains attributable to:
       Investments:
         Net unrealized investment gains (losses) on investments arising
           during the period                                                      522        1,706       (1,281)
         Reclassification adjustment for gains included in net income          (1,087)        (631)        (471)
                                                                              -------      -------      -------
         Change in net unrealized investment gains, net of adjustments           (565)       1,075       (1,752)
     Impact of net unrealized investment gains on:
         Future policy benefits                                                    23         (360)         318
         Deferred policy acquisition costs                                         62          (99)         173
                                                                              -------      -------      -------
     Change in net unrealized investment gains                                   (480)         616       (1,261)
                                                                              -------      -------      -------
     Net unrealized investment gains, end of year                             $ 1,272      $ 1,752      $ 1,136
                                                                              =======      =======      =======

     Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $282 million, $961 million and $(647) million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $588 million, $355 million and $238 million, respectively.

     The future policy benefits reported in the above table are net of income tax expense (benefit) of $15 million, $(203) million and $161 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $36 million, $(55) million and $88 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1998         1997         1996
                                                                 -------      -------      -------
                                                                           (In Millions)
     Balance, beginning of year                                  $ 6,083      $ 6,095      $ 5,892
     Capitalization of commissions, sales and issue expenses       1,313        1,409        1,260
     Amortization                                                 (1,139)      (1,176)      (1,261)
     Change in unrealized investment gains                            77         (154)         261
     Foreign currency translation                                    128          (91)         (57)
                                                                 -------      -------      -------
     Balance, end of year                                        $ 6,462      $ 6,083      $ 6,095
                                                                 =======      =======      =======

6.   POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1998       1997
                                    -------     -------
                                       (In Millions)

     Life insurance                 $48,927     $46,765
     Annuities                       15,360      15,469
     Other contract liabilities       4,842       5,133
                                    -------     -------
     Future policy benefits         $69,129     $67,367
                                    =======     =======

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves, and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (CONTINUED)

     The following table highlights the key assumptions generally utilized in calculating these reserves:


         PRODUCT                       MORTALITY                   INTEREST RATE               ESTIMATION METHOD
---------------------------     -------------------------     -------------------------     ------------------------
Life insurance                  Generally rates                      2.5% to 7.5%           Net level premium
                                guaranteed in calculating                                   based on non-forfeiture
                                cash surrender values                                       interest rate

Individual immediate            1983 Individual                    3.5% to 11.25%           Present value of
annuities                       Annuity Mortality                                           expected future payments
                                Table with certain                                          based on historical
                                modifications                                               experience

Group annuities in              1950 Group                        3.75% to 17.35%           Present value of
payout status                   Annuity Mortality                                           expected future
                                Table with certain                                          payments
                                modifications                                               based on historical
                                                                                            experience

Other contract liabilities                     -                     5.3% to 7.0%           Present value of
                                                                                            expected future
                                                                                            payments
                                                                                            based on historical
                                                                                            experience

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities. A liability of $1,780 million and $1,645 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1998 and 1997, respectively.

       POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                 1998                1997
                                                               --------            --------
                                                                       (In Millions)
   Individual annuities                                         $ 4,997            $  5,695
   Group annuities and guaranteed investment contracts           16,770              19,053
   Interest-sensitive life contracts                              3,566               3,258
   Dividend accumulations and other                               5,641               5,240
                                                                -------            --------
   Policyholders' account balances                              $30,974            $ 33,246
                                                                =======            ========


 Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                 WITHDRAWAL/
                PRODUCT                       INTEREST RATE                   SURRENDER CHARGES
     ---------------------------------        -------------          -----------------------------------

     Individual annuities                      3.0% to 6.6%           0% to 8% for up to 8 years

     Group annuities                          5.0% to 13.4%           Contractually limited or subject
                                                                      to market value adjustment

     Guaranteed investment contracts          3.9% to 15.4%           Subject to market value withdrawal
     payout status                                                    provisions for any funds withdrawn
                                                                      other than for benefit responsive
                                                                      and contractual payments

     Interest-sensitive life contracts        4.0% to 6.5%            Various up to 10 years

     Dividend accumulations and other         3.0% to 4.5%                            --


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Unpaid Claims and Claim Adjustment Expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty and accident and health insurance at December 31:

                                                         1998                         1997                       1996
                                               --------------------------   --------------------------   -----------------------
                                                ACCIDENT       PROPERTY      ACCIDENT       PROPERTY      ACCIDENT     PROPERTY
                                               AND HEALTH    AND CASUALTY   AND HEALTH    AND CASUALTY   AND HEALTH AND CASUALTY
                                               ----------    ------------   ----------    ------------   ---------- -------------
                                                                                 (In Millions)

     Balance at January 1                      $ 1,908        $ 2,956         $ 1,990       $ 3,076      $ 2,033         $ 3,053
       Less reinsurance recoverables               810            535              10           553           15             557
                                               -------        -------         -------       -------      -------         -------
     Net balance at January 1                    1,098          2,421           1,980         2,523        2,018           2,496
                                               -------        -------         -------       -------      -------         -------

     Incurred related to:

       Current year                              6,127          1,354           8,348         1,525        8,391           1,760
       Prior years                                   7           (194)            102           (91)         (66)            (25)
                                               -------        -------         -------       -------      -------         -------

     Total incurred                              6,134          1,160           8,450         1,434        8,325           1,735
                                               -------        -------         -------       -------      -------         -------
     Paid related to:

       Current year                              5,289            717           6,676           739        6,589             908
       Prior years                                 851            681           1,854           797        1,774             800
                                               -------        -------         -------       -------      -------         -------

     Total paid                                  6,140          1,398           8,530         1,536        8,363           1,708
                                               -------        -------         -------       -------      -------         -------


     Net balance at December 31                  1,092          2,183           1,900         2,421        1,980           2,523
       Plus reinsurance recoverables                52            533               8           535           10             553
                                               -------        -------         -------       -------      -------         -------
     Balance at December 31                    $ 1,144        $ 2,716         $ 1,908       $ 2,956      $ 1,990         $ 3,076
                                               =======        =======         =======       =======      =======         =======





     The Accident and Health balance at December 31 includes amounts attributable to the Company's discontinued HealthCare business: 1998 - $1,082; 1997 - $1,757 and 1996 - $1,750.

     In 1998 and 1997, the changes in provision for claims and claim adjustment expenses for property and casualty related to prior years are primarily driven by lower than anticipated losses for the Voluntary Auto line of business.

     The changes in provision for claims and claim adjustment expense for accident and health related to prior years are primarily due to such factors as changes in claim cost trends and an accelerated decline in the indemnity health business.

     The unpaid claims and claim adjustment expenses presented above consist of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1998, 1997 and 1996 included above are discounted using interest rates ranging from 3.0% to 6.0%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.    REINSURANCE

      The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on both a pro-rata and excess of loss basis. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance.

      Reinsurance amounts included in the Consolidated Statements of Operations, excluding HealthCare, for the years ended December 31, were as follows:

                                          1998       1997       1996
                                        -------     ------    -------
                                                  (In Millions)
Direct Premiums                         $9,615      $9,679    $10,690
  Reinsurance Assumed                       65          42         13
  Reinsurance Ceded                       (656)       (716)      (704)
                                        ------      ------    -------
Premiums                                $9,024      $9,005    $ 9,999
                                        ======      ======    =======
Policyholders' benefits ceded           $  519      $  530    $   571
                                        ======      ======    =======

      Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31, were as follows:

                                                      1998      1997
                                                     ------    ------
                                                       (In Millions)
Life insurance                                       $  620     $  685
Property-casualty                                       564        554
Other reinsurance                                        92         65
                                                     ------     ------
                                                     $1,276     $1,304
                                                     ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT

       Debt consists of the following at December 31:

SHORT-TERM DEBT
                                                 1998             1997
                                               -------           ------
                                                      (In Millions)
Commercial paper                               $ 7,057           $4,268
Notes payable                                    2,164            2,151
Current portion of long-term debt                  861              355
                                               -------           ------
     Total short-term debt                     $10,082           $6,774
                                               =======           ======

The weighted average interest rate on outstanding short-term debt was approximately 5.4% and 6.0% at December 31, 1998 and 1997, respectively.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

LONG-TERM DEBT


DESCRIPTION                                          MATURITY DATES         RATE           1998        1997
-----------                                          --------------         ----           -----       ----
                                                                                             (In Millions)


Floating rate notes ("FRN")                          1999 - 2005        4.04-14.00%(a)    $   729     $   324
Long term notes                                      1999 - 2023         5.5% - 12%         1,318         910
Zero coupon notes                                        1999              8.6% (b)           364         334
Canadian dollar notes                                     -             7.0% - 9.125%           -         117
Japanese yen notes                                   1999 - 2000          0.5% - 4.6%         160         178
Swiss francs notes                                        -                3.875%               -         120
Canadian dollar FRN                                      2003             5.25%-5.89%          96          96
Surplus notes                                        2003 - 2025         6.875% - 8.3%        987         986
Senior notes                                         1999 - 2006           6.375%             393          -
Commercial paper backed by long-term
   credit agreements                                                                        1,500       1,500
Other notes payable                                  1999 - 2017          4% - 7.5%            48          63
                                                                                          -------     -------
Subtotal                                                                                    5,595       4,628
    Less:  current portion of long-term debt                                                 (861)       (355)
                                                                                          -------     -------
Total long-term debt                                                                      $ 4,734     $ 4,273
                                                                                          =======     =======


(a) The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1998, this rate was 14%. Excluding this note, floating rate note interest rates were between 4.04% - 5.50%.

(b) The rate shown for zero coupon notes represents a level yield to maturity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

      Payment of interest and principal on the surplus notes issued after 1993, of which $686 million were outstanding at December 31, 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

      In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

      Scheduled principal repayments of long-term debt as of December 31, 1998, are as follows: $862 million in 1999, $560 million in 2000, $327 million in 2001, $1,816 million in 2002, $458 million in 2003 and $1,575 million thereafter.

      At December 31, 1998, the Company had $9,853 million in lines of credit from numerous financial institutions of which $8,330 million were unused. These lines of credit generally have terms ranging from one to five years.

      Interest expense for short-term and long-term debt is $920 million, $743 million and $618 million for the years ended December 31, 1998, 1997 and 1996, respectively.

9.    EMPLOYEE BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT PLANS

      The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

      The Company provides certain life insurance and health care benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

      The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9.    EMPLOYEE BENEFIT PLANS (CONTINUED)

       Prepaid and accrued benefit costs are included in "Other assets" and "Other liabilities", respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth quarter activity, is summarized below:


                                                                                                   OTHER
                                                                 PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                              ----------------------       ------------------------
                                                                1998           1997          1998           1997
                                                              --------       -------       -------         -------
                                                                   (In Millions)                (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                 $(5,557)       $(5,148)      $(2,128)        $(2,002)
Service cost                                                     (159)          (127)          (35)            (38)
Interest cost                                                    (397)          (376)         (142)           (149)
Plan participants' contributions                                    -              -           ( 6)             (4)
Amendments                                                        (58)             -             -              31
Actuarial losses                                                 (600)          (334)          (31)            (84)
Transfer to third party                                             -             32             -               -
Contractual termination benefits                                  (30)           (63)            -               -
Benefits paid                                                     485            460           128             117
Foreign currency changes                                            7             (1)            1               1
                                                              -------        -------       -------         -------
Benefit obligation at end of period                           $(6,309)       $(5,557)      $(2,213)        $(2,128)
                                                              =======        =======       =======         =======

CHANGE IN PLAN ASSETS:

Fair value of plan assets at beginning of period              $ 8,489        $ 7,306       $ 1,354         $ 1,313
Actual return on plan assets                                      445          1,693           146             120
Transfer to third party                                            (4)           (32)           -                -
Contribution from pension plan                                      -              -            31              25
Employer contributions                                             25             16            13               9
Plan participants' contributions                                    -              -             6               4
Withdrawal under IRS Section 420                                  (36)           (35)            -               -
Benefits paid                                                    (485)          (460)         (128)           (117)
Foreign currency changes                                           (7)             1             -               -
                                                              -------        -------       -------         -------
Fair value of plan assets at end of period                    $ 8,427        $ 8,489       $ 1,422         $ 1,354
                                                              =======        =======       =======          =======

FUNDED STATUS:

Funded status at end of period                                $ 2,118          $ 2,932     $  (791)         $  (774)
Unrecognized transition (asset) liability                        (554)            (661)        660              707
Unrecognized prior service cost                                   335              327           -                -
Unrecognized actuarial net gain                                  (813)          (1,644)       (353)            (364)
Effects of 4th quarter activity                                    (9)             (63)          2               33
                                                              -------          -------     -------          -------
Net amount recognized                                         $ 1,077          $   891     $  (482)         $  (398)
                                                              =======          =======     =======          =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL
 POSITION CONSIST OF:
  Prepaid benefit cost                                        $  1,348        $  1,150     $     -        $       -
  Accrued benefit liability                                       (287)           (270)       (482)            (398)
  Intangible asset                                                   7               5           -                -
  Accumulated other comprehensive income                             9               6           -                -
                                                              --------        --------     --------       ---------
Net amount recognized                                         $  1,077        $    891     $  (482)       $    (398)
                                                              ========        ========     ========       =========

                                       31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $384 million, $284 million and $0, respectively, as of September 30, 1998 and $319 million, $226 million and $ 0, respectively, as of September 30, 1997.

    The effects of fourth quarter activity are summarized as follows:


                                                                                         OTHER
                                                    PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                ----------------------          -----------------------
                                                 1998            1997             1998           1997
                                                ------         -------           ------         ------
                                                                     (In Millions)
Effect of IRS Section 420 transfer              $   -          $   (36)          $    -         $    -
Contractual termination benefits                  (14)             (30)               -              -
Contribution from pension plan                      -                -                -             31
Employer contributions                              5                3                2              2
                                                -----          -------           ------         ------
Effects of 4th quarter activity                 $  (9)         $   (63)          $    2         $   33
                                                ======         =======           ======         ======


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,926 million and $6,022 million are included in Separate Account assets and liabilities at September 30, 1998 and 1997, respectively.

Other postretirement plan assets consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,018 million and $1,044 million of Company insurance policies and contracts at September 30, 1998 and 1997, respectively.

Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 results of operations.

During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1998 that their employment had been terminated. Costs related to these amendments are reflected below in contractual termination benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              OTHER
                                                          PENSION BENEFITS                           POSTRETIREMENT BENEFITS
                                                -----------------------------------            ------------------------------------
                                                   1998         1997          1996               1998          1997          1996
                                                -----------------------------------            ------------------------------------
                                                                                  (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                    $   159       $   127       $   140            $    35       $    38       $    45
Interest cost                                       397           376           354                142           149           157
Expected return on plan assets                     (674)         (617)         (594)              (119)          (87)          (93)
Amortization of transition amount                  (106)         (106)         (107)                47            50            53
Amortization of prior service cost                   45            42            26                  -             -             -
Amortization of actuarial net (gain) loss             1             -             -               (13)          (13)            (3)
Curtailment gain (loss)                               5             -             -                  -             -            (9)
Contractual termination benefits                     14            30            63                  -             -             -
                                                -------       -------       -------            -------       -------        ------
Net periodic (benefit) cost                     $  (159)      $  (148)      $  (118)           $    92       $   137        $  150
                                                =======       =======       =======            =======       =======        ======



The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                                OTHER
                                                           PENSION BENEFITS                      POSTRETIREMENT BENEFITS
                                                  ------------------------------         ----------------------------------------
                                                   1998        1997        1996              1998          1997          1996
                                                  ------------------------------         ----------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate                                      6.50%       7.25%       7.75%            6.50%          7.25%         7.75%
Rate of increase in compensation levels            4.50%       4.50%       4.50%            4.50%          4.50%         4.50%
Expected return on plan assets                     9.50%       9.50%       9.50%            9.00%          9.00%         9.00%
Health care cost trend rates                         -           -           -           7.80-11.00%    8.20-11.80%   8.50-12.50%
Ultimate health care cost trend rate
    after gradual decrease until 2006                -           -           -              5.00%          5.00%         5.00%


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                               OTHER
                                                       POSTRETIREMENT BENEFITS
                                                       -----------------------
                                                                1998
                                                               ------
                                                           (In Millions)
   ONE PERCENTAGE POINT INCREASE
   Effect on total service and interest costs                  $  24
   Effect on postretirement benefit obligation                  (226)

   ONE PERCENTAGE POINT DECREASE
   Effect on total service and interest costs                  $ (19)
   Effect on postretirement benefit obligation                   187

   POSTEMPLOYMENT BENEFITS

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1998 and 1997 was $135 million and $144 million, respectively, and is included in "Other liabilities."

   OTHER EMPLOYEE BENEFITS

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary, resulting in $54 million, $63 million and $57 million of expenses included in "General and administrative expenses" for 1998, 1997 and 1996, respectively.

   DISCONTINUED OPERATIONS

   In connection with the disposal of the Company's HealthCare business, as more fully discussed in Note 3, the loss on disposal was reduced by an estimated curtailment gain of $30 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:

                                           1998         1997         1996
                                          ------       ------       ------
                                                        (In Millions)
Current tax expense (benefit):
    U.S.                                  $  983       $  (14)      $  400
    State and local                           54           51          108
    Foreign                                  148           64           48
                                          ------       ------       ------
    Total                                 $1,185       $  101       $  556
                                          ======       ======       ======

Deferred tax expense (benefit):

    U.S.                                  $ (193)      $  269       $ (428)
    State and local                           (6)           4           (2)
    Foreign                                  (16)          33           54
                                          ------       ------       ------
    Total                                 $ (215)      $  306       $ (376)
                                          ======       ======       ======
Total income tax expense                  $  970       $  407       $  180
                                          ======       ======       ======


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                             1998        1997        1996
                                                            ------      ------      ------
                                                                   (In Millions)
Expected federal income tax expense                         $  908      $  480      $  539
Equity tax (benefit)                                            75         (65)       (365)
State and local income taxes                                    31          37          69
Tax-exempt interest and dividend received deduction            (46)        (67)        (67)
Other
                                                                 2          22           4
                                                            ------      ------      ------
Total income tax expense                                    $  970      $  407      $  180
                                                            ======      ======      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             1998       1997
                                                           -------    -------
                                                              (In Millions)
Deferred tax assets
     Insurance reserves                                    $ 1,584    $ 1,482
     Policyholder dividends                                    265        250
     Net operating loss carryforwards                          260         80
     Litigation related reserves                               104        178
     Employee benefits                                          63         42
     Other                                                     134        287
                                                           -------    -------
     Deferred tax assets before valuation allowance          2,410      2,319
     Valuation allowance                                       (13)       (18)
                                                           -------    -------
     Deferred tax assets after valuation allowance           2,397      2,301
                                                           -------    -------

Deferred tax liabilities
     Investments                                             1,414      1,867
     Deferred policy acquisition costs                       1,436      1,525
     Depreciation                                               64         36
                                                           -------    -------
     Deferred tax liabilities                                2,914      3,428
                                                           -------    -------
Net deferred tax liability                                 $   517    $ 1,127
                                                           =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had federal life net operating loss carryforwards of $540 million and $1,200 million, which expire by 2012. At December 31, 1998 and 1997, respectively, the Company had state non-life operating loss carryforwards for tax purposes approximating $1,059 million and $800 million, which expire by 2018.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun their examination of the years 1993 through 1995.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11.   STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial assumptions, not providing for deferred taxes, and valuing securities on a different basis. The Company's statutory net income, as filed with the New Jersey Department of Banking and Insurance was $1,247 million, $1,471 million and $1,402 million for the years 1998, 1997 and 1996, respectively. Statutory capital and surplus, as filed, at December 31, 1998 and 1997 was $8,536 million and $9,242 million, respectively.

12.   OPERATING LEASES

      The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1998, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                (In Millions)

               1999                               $   295
               2000                                   263
               2001                                   231
               2002                                   198
               2003                                   157
               Remaining years after 2003             753
                                                  -------
               Total                              $ 1,897
                                                  =======

      Amounts presented in the table above include operating leases relating to the Company's HealthCare business. See Note 3 for a discussion of the pending sale of this business. Amounts applicable to the HealthCare business are $65 million in 1999, $58 million in 2000, $52 million in 2001, $45 million in 2002, $34 million in 2003 and $89 million thereafter. Rental expense incurred for the years ended December 31, 1998, 1997 and 1996 was approximately $320 million, $352 million and $343 million, respectively.

13.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FIXED MATURITIES AND EQUITY SECURITIES

    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing loans, the estimated fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

    POLICY LOANS

    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The estimated fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

    POLICYHOLDERS' ACCOUNT BALANCES

    Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive life contracts, fair value approximates carrying value.

    DEBT

    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                        1998                             1997
                                                               -----------------------          ------------------------
                                                               CARRYING     ESTIMATED           CARRYING     ESTIMATED
                                                                AMOUNT      FAIR VALUE           AMOUNT      FAIR VALUE
                                                               --------     ----------          --------     ----------
                                                                                     (In Millions)
FINANCIAL ASSETS:
Other than trading:
  Fixed maturities:
        Available for sale                                     $ 80,158      $ 80,158           $ 75,270      $ 75,270
        Held to maturity                                         16,848        17,906             18,700        19,894
  Equity securities                                               2,759         2,759              2,810         2,810
  Mortgage loans on real estate                                  16,495        17,265             16,004        16,703
  Policy loans                                                    7,476         8,037              7,034         7,201
  Securities purchased under agreements to resell                 1,737         1,737                 -             -
  Short-term investments                                          9,781         9,781             12,106        12,106
  Cash                                                            1,943         1,943              1,859         1,859
  Restricted Assets                                               2,366         2,366              1,835         1,835
  Separate Account assets                                        81,621        81,621             73,839        73,839
  Derivative financial instruments                                  132           135                 93            92

Trading:
  Trading account assets                                       $  8,888      $  8,888           $  6,347      $  6,347
  Broker-dealer related receivables                              10,142        10,142              8,442         8,442
  Derivative financial instruments                                  765           765                910           910
  Securities purchased under agreements to resell                 8,515         8,515              8,661         8,661
  Cash collateral for borrowed securities                         5,622         5,622              5,047         5,047


FINANCIAL LIABILITIES:
Other than trading:
  Policyholders' account balances                              $ 30,974      $ 31,940           $ 33,246      $ 34,201
  Securities sold under agreements to repurchase                  7,085         7,085                 85            85
  Cash collateral for loaned securities                           2,450         2,450              9,647         9,647
  Short-term and long-term debt                                  14,816        15,084             11,047        11,131
  Securities sold but not yet purchased                           2,215         2,215                  -             -
  Separate Account liabilities                                   80,931        80,931             73,451        73,451
  Derivative financial instruments                                  390           391                100            99

Trading:
  Broker-dealer related payables                                $ 6,530      $  6,530           $  3,338      $  3,338
  Derivative financial instruments                                  725           725              1,019         1,019
  Securities sold under agreements to repurchase                 14,401        14,401             12,262        12,262
  Cash collateral for loaned securities                           4,682         4,682              4,470         4,470
  Securities sold but not yet purchased                           3,556         3,556              3,648         3,648



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rates swaps, the Company agrees with other parties to exchange, at specified intervals the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at market value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes for transactions with similar terms.

    Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

      When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

      Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

      CURRENCY DERIVATIVES

      The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. Dollar.

      Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

      If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

      The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1998 and 1997. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (In Millions)


                                    TRADING                    OTHER THAN TRADING                      TOTAL
                           -------------------------        -------------------------        -------------------------
                                          ESTIMATED                        ESTIMATED                        ESTIMATED
                           NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE
                           --------       ----------        --------       ----------        --------       ----------

Swaps:
  Assets                   $  4,564        $    309         $  2,200         $    96        $  6,764         $    405
  Liabilities                 4,734             274            3,065             349           7,799              623

Forwards:
  Assets                     45,651             282            1,004              14          46,655              296
  Liabilities                39,153             280            2,039              37          41,192              317

Futures:
  Assets                      3,272              61            1,786              23           5,058               84
  Liabilities                 4,371              47              531               5           4,902               52

Options:
  Assets                      8,310             113              130               2           8,440              115
  Liabilities                 6,388             124              213               -           6,601              124
                           --------        --------         --------         -------        --------         --------
Total:
  Assets                   $ 61,797        $    765         $  5,120         $   135        $ 66,917         $    900
                           ========        ========         ========         =======        ========         ========
  Liabilities              $ 54,646        $    725         $  5,848         $   391        $ 60,494         $  1,116
                           ========        ========         ========         =======        ========         ========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1997
                                  (In Millions)


                                      TRADING                  OTHER THAN TRADING                    TOTAL
                             --------------------------     -------------------------      --------------------------
                                            ESTIMATED                      ESTIMATED                       ESTIMATED
                             NOTIONAL       FAIR VALUE      NOTIONAL       FAIR VALUE      NOTIONAL        FAIR VALUE
                             --------       -----------     --------      -----------      --------        ----------
Swaps:
  Assets                     $ 5,798         $  316         $ 1,446         $   67          $ 7,244         $  383
  Liabilities                  5,439            418           1,197             70            6,636            488


Forwards:
  Assets                      29,947            438           1,171             25           31,118            463
  Liabilities                 29,985            461             687              8           30,672            469


Futures:
  Assets                       4,103             51              46             -             4,149             51
  Liabilities                  3,064             50           3,320             21            6,384             71


Options:
  Assets                       6,893            105             239             -             7,132            105
  Liabilities                  3,946             90             224             -             4,170             90
                             -------        -------         -------         ------          -------        -------
Total:
  Assets                     $46,741        $   910         $ 2,902         $   92          $49,643        $ 1,002
                             =======        =======         =======         ======          =======        =======
  Liabilities                $42,434        $ 1,019         $ 5,428         $   99          $47,862        $ 1,118
                             =======        =======         =======         ======          =======        =======


CREDIT RISK

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1998 and 1997 approximately 97% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

Net trading revenues for the years ended December 31, 1998, 1997 and 1996 relating to forwards, futures and swaps were $67 million, $(5) million and $(13) million; $59 million, $37 million and $(13) million; and $42 million, $32 million and $(11) million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1998 and 1997 were $1,165 million and $1,015 million, respectively, and for derivatives in a liability position were $1,140 million and $1,166 million, respectively. Of those derivatives held for trading purposes at December 31, 1998, 63% of the notional amount consisted of interest rate derivatives, 32% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1998, 60% of notional consisted of interest rate derivatives, 31% consisted of foreign currency derivatives, and 9% consisted of equity and commodity derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. In connection with the Company's commercial banking business, loan commitments for credit cards and home equity lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card and home equity commitments were $3.0 billion of which $2.2 billion remains available at December 31, 1998.

    Also in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and unsecured basis. Aggregate financing commitments on a secured basis approximate $6.1 billion of which $3.3 billion remains available at December 31, 1998. Unsecured commitments approximate $65.0 million, the majority of which is outstanding at December 31, 1998.

    Other commitments substantially include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.5 billion of which $1.8 billion remain available at December 31, 1998. Additionally, mortgage loans sold with recourse were $0.5 billion at December 31, 1998.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures. At December 31, 1998 these were immaterial.

15. DIVESTITURE

    On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

16. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AGREEMENT

    In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. The Company has guaranteed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

16. CONTINGENCIES AND LITIGATION (CONTINUED)


    Gibraltar's obligations arising under the stop-loss agreement subject to a limit of $375 million. Through December 31, 1998, Gibraltar has incurred $375 million in losses under the stop-loss agreement, including $90 million in 1998. Gibraltar has paid $197 million to Pru Re under the stop-loss agreement.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    REINSURANCE AND PARTICIPATION AGREEMENT

    The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC. In November 1998, the Rehabilitation Court approved the sale of MBLLAC's individual life insurance and individual group annuity business to affiliates of SunAmerica Inc. Upon the end of the rehabilitation period, expected during 1999, the agreement will terminate.

    LITIGATION

    Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

    Two putative class actions and approximately 320 individual actions were pending against the Company in the United States as of January 31, 1999 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. Additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. The Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper and that the Company's efforts to prevent such practices were not sufficiently effective. Based on the findings, the Task Force recommended, and the Company agreed to, various changes to its sales and business practices controls, and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

    On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

    The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the U.S. District Court in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

    The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement was affirmed by the U.S. Court of Appeals for the Third Circuit in July 1998 although the issue of class counsel's fees was sent back to the U.S. District Court for review. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

    While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The releases granted by the state insurance regulators pursuant to the individual state settlement agreements do not become final until the remediation program has been completed without any material changes to which those regulators have not agreed. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the class action settlement.

    Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    October 1996, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the Company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

    In January 1997 the U.S. District Court sanctioned and fined the Company $1 million for failure to properly implement procedures for its employees to retain documents in violation of the Courts' order that required the parties to preserve all documents relevant to the class action and remediation program. The Court ordered the Company to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the remediation program.

    In response to the class notices, the owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief remedy. Management believes that costs associated with providing Basic Claim Relief will not be material to the Company's financial position or results of operations.

    The owners of approximately 1.16 million policies responded to the class notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. The ADR process generally requires that individual claim forms and files be reviewed by the Company and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned and approximately 591,000 decision letters had been mailed to claimants as of January 31, 1999. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. Management believes that the bulk of such appeals will be resolved in 1999.

    In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of losses associated with the settlement. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Management expressly noted that additional cost items were anticipated that could not be fully evaluated at that time.

    In 1998, based on estimates derived from an analysis of claims actually remedied (including interest), a sample of claims still to be remedied, an estimate of additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program, and an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision, management increased the estimated liability for the cost of ADR remedies by $.51 billion before taxes to a total of $2.56 billion before taxes, all of which has been funded in a settlement trust as discussed in Note 4. The Company has also recorded from 1996 through 1998 additional charges to reflect ongoing administrative costs related to the ADR program, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues. While management believes the foregoing provisions are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)


    The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.


                                     ******

VARIABLE UNIVERSAL LIFE

INSURANCE

Variable Universal Life is issued by The Prudential Insurance Company of America and offered through Pruco Securities Corporation, a subsidiary of Prudential, both located at 751 Broad Street, Newark, NJ 07102-3777.

                        [LOGO OF PRUDENTIAL INSURANCE]

The Prudential Insurance Company of America
751 Broad Street, Newark, NJ 07102-3777
Telephone 800 778-2255

                                    PART II

                               OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

                  UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b) of Registrant's Form S-6, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:
------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 112 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

1.   PricewaterhouseCoopers, LLP


2.   Clifford E. Kirsch, Esq.
3.   Ching-Meei Chang, MAAA, FSA


The following exhibits:
----------------------

  1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     A.  (1)  (a)  Resolution of Board of Directors of The Prudential Insurance
                   Company of America establishing The Prudential Variable Appreciable Account. (Note 2)

              (b) Authorization for Separate Account to Invest in Unaffiliated Mutual Funds (Note 5)

         (2)  Not Applicable.
         (3)  Distributing Contracts:

              (a) Distribution Agreement between Pruco Securities Corporation and The Prudential Insurance Company of America. (Note 5)

              (b) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 5)

              (c)  Schedules of Sales Commissions. (Note 9)
              (d)  Participation Agreements:

                   (i)   (a) AIM Variable Insurance Funds, Inc., AIM V.I. Value
                             Fund. (Note 9)
                   (ii)  (a) American Century Variable Portfolios, Inc., VP
                             Value Portfolio. (Note 7)

                         (b) Amendment to the American Century Variable
                             Portfolios, Inc. Participation Agreement. (Note 9)

                   (iii) (a) Janus Aspen Series, Growth Portfolio. (Note 7)

                         (b) Amendment to the Janus Aspen Series Participation
                             Agreement. (Note 9)
                   (iv)  (a) MFS Variable Insurance Trust, Emerging Growth
                             Series. (Note 7)

                         (b) Amendment to the MFS Variable Insurance Trust
                             Participation Agreement. (Note 9)

                   (v)   (a) T. Rowe Price International Series, Inc.,
                             International Stock Portfolio. (Note 8)

                         (b) Amendment to the T. Rowe Price International
                             Series, Inc. Participation Agreement. (Note 9)

          (4)  Not Applicable.

          (5)  Variable Universal Life Insurance Contract: (Note 9)

          (6) (a) Charter of The Prudential Insurance Company of America, as amended November 14, 1995. (Note 3)
               (b) By-laws of The Prudential Insurance Company of America, as amended May 12, 1998. (Note 5)

          (7)  Not Applicable.
          (8)  Not Applicable.

          (9)  Not Applicable.

          (10) (a)  Application Form. (Note 5)
               (b)  Supplement to the Application. (Note 5)
          (11) Not Applicable.
          (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 5)

          (13) Available Contract Riders and Endorsements:

               (a) Rider for Payment of Premium Benefit Upon Insured's Total
                   Disability.  (Note 5)

               (b) 10 Year Level Premium Term Rider on Insured.  (Note 9)

               (c) 10 Year Level Premium Term Rider on Spouse.  (Note 9)
               (d) Children's Rider

                   (i) The dependent child is named in the application for the contract and on the date of the application has not reached his or her 18th birthday. (Note 9)

                   (ii) The dependent child just before the contract date of this contract was insured under the earlier contract that was converted or changed to this contract. (Note 9)

                   (iii) The dependent child is named in the application for
                         change.  (Note 9)

                   (iv)  After-issue.  (Note 9)

               (e) Endorsement to the Rider for Level Term Insurance Benefit on
                   Dependent Children. (Note 9)
               (f) Living Needs Benefit Rider

                   (i) for use in all approved jurisdictions except Florida. (Note 2)

  2. See Exhibit 1.A.(5).

  3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

  4. None.

  5. Not Applicable.

  6. Opinion and Consent of Ching-Meei Chang, MAAA, FSA, as to actuarial matters pertaining to the securities being registered. (Note 1)

  7. Powers of Attorney.

     (a)  F. Agnew, F. Becker, J. Cullen, C. Davis, R. Enrico,
          A. Gilmour, W. Gray, III, J. Hanson, G. Hiner, C. Horner,
          G. Kelley, B. Malkiel, A. Ryan, I. Schmertz,
          C. Sitter, D. Staheli, R. Thomson, J. Unruh,
          P. Vagelos, S. Van Ness, P. Volcker, J. Williams (Note 4)
     (b)  G. Casellas (Note 5)
     (c)  R. Carbone (Note 6)

     (d)  A. Piszel (Note 10)


(Note 1)   Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6, Registration No. 33-20000, filed May 1, 1995 on behalf of The Prudential Variable Appreciable Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33- 20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33- 20083, filed April 9, 1998 on behalf of The Prudential Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Registrant's Form S-6, filed September 30, 1998.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4, Registration No. 333- 23271, filed October 16, 1998 on behalf of The Prudential Discovery Select Group Variable Contract Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6, Registration No. 333- 01031, filed May 14, 1997 on behalf of The Prudential Variable Contract Account GI-2.

(Note 8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4, Registration No. 333- 23271, filed June 17, 1997 on behalf of The Prudential Discovery Select Group Variable Contract Account.

(Note 9) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6, filed on December 23, 1998 on behalf of The Prudential Variable Appreciable Account.

(Note 10)  Incorporated by reference to Post-Effective Amendment No. 4 to Form
           N-4, Registration No. 333-23271, filed February 23, 1999 on behalf of The Prudential Discovery Select Group Variable Contract Account.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Prudential Variable Appreciable Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 28th day of April, 1999.


(Seal)            THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                                 (Registrant)

                By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                  (Depositor)

Attest:  /s/ Thomas C. Castano                                          By:  /s/ Esther H. Milnes
       ---------------------------------                                    -------------------------------------
         Thomas C. Castano                                                   Esther H. Milnes
         Assistant Secretary                                                 Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 28th day of April, 1999.



                Signature and Title
                -------------------

/s/ *
----------------------------------
Arthur F. Ryan
Chairman of the Board, President,
and Chief Executive Officer

/s/ *
----------------------------------
Anthony S. Piszel
Vice President and Controller

/s/ *                                                                 *By:  /s/ Thomas C. Castano
----------------------------------                                        ----------------------------------
Richard J. Carbone                                                         Thomas C. Castano
Chief Financial Officer                                                    (Attorney-in-Fact)

/s/ *
----------------------------------
Franklin E. Agnew
Director

/s/ *
----------------------------------
Frederic K. Becker
Director

/s/ *
----------------------------------
Gilbert F. Casellas
Director

/s/ *
----------------------------------
James G. Cullen
Director

/s/ *
----------------------------------
Carolyne K. Davis
Director

/s/ *
----------------------------------
Roger A. Enrico
Director

/s/*
_________________________________
Allan D. Gilmour
Director

/s/ *
----------------------------------
William H. Gray, III
Director

/s/ *
----------------------------------
Jon F. Hanson
Director

/s/ *
----------------------------------
Glen H. Hiner, Jr.
Director

/s/ *
----------------------------------
Constance J. Horner
Director

/s/ *
----------------------------------
Gaynor N. Kelley
Director

/s/ *                                                                 *By:  /s/ Thomas C. Castano
----------------------------------                                        ----------------------------------
Burton G. Malkiel                                                          Thomas C. Castano
Director                                                                   (Attorney-in-Fact)

/s/*
----------------------------------
Ida F. S. Schmertz
Director

/s/*
----------------------------------
Charles R. Sitter
Director

/s/*
----------------------------------
Donald L. Staheli
Director

/s/ *
----------------------------------
Richard M. Thomson
Director

/s/ *
----------------------------------
James A. Unruh
Director

/s/ *
----------------------------------
P. Roy Vagelos, M.D.
Director

/s/ *
----------------------------------
Stanley C. Van Ness
Director

/s/ *
----------------------------------
Paul A. Volcker
Director

----------------------------------
/s/ *
----------------------------------
Joseph H. Williams
Director

                                     EXHIBIT INDEX




     Consent of PricewaterhouseCoopers  LLP, independent accountants.                                            Page II- 8

3.   Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of                                       Page II- 9
     the securities being registered

6.   Opinion and Consent of Ching-Meei Chang, MAAA, FSA, as to actuarial matters pertaining                      Page II-10
     to the securities being registered